As filed with the Securities and Exchange Commission on August 13, 2003
                                                 Securities Act File No. 105467

                                      Investment Company Act File No. 811-09243

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-2

                              --------------------


         [ ]  Registration Statement under the Securities Act of 1933
         [X]  Pre-Effective Amendment No. 1
         [ ]  Post-Effective Amendment No.


                                     and/or


         [X] Registration Statement under the Investment Company Act of 1940 Amendment No. 9


                        (Check Appropriate Box or Boxes)

                              --------------------

                           THE GABELLI UTILITY TRUST
               (Exact Name of Registrant as Specified in Charter)

                              --------------------
                              One Corporate Center
                            Rye, New York 10580-1434
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                Bruce N. Alpert
                           The Gabelli Utility Trust
                              One Corporate Center
                            Rye, New York 10580-1434

                                 (914) 921-5100
                    (Name and Address of Agent for Service)

                              --------------------
                                   Copies to:

James E. McKee, Esq.                    Richard T. Prins, Esq.
The Gabelli Utility Trust               Skadden, Arps, Slate, Meagher & Flom LLP
One Corporate Center                    Four Times Square
Rye, New York 10580                     New York, New York 10036

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.


         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===============================================================================
                                       Proposed
                                       Maximum
                         Aggregate     Maximum       Proposed
                          Amount       Offering      Aggregate      Amount of
Title of Securities       Being        Price Per     Offering     Registration
Being Registered        Registered     Share(1)      Price(2)        Fee
-------------------------------------------------------------------------------
Shares of Common         7,500,000        9.26       69,450,000    $6,182(2)
beneficial interest
-------------------------------------------------------------------------------

(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended. Based on the average of the high and low sales prices reported on the New York Stock Exchange on August 11, 2003.
(2)    $76.00 previously paid.


       THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

Notice to Canadian Residents:


These Securities Have Not Been Approved or Disapproved by any Securities or Regulatory Authority in Canada. This Offering Will Not Be Made in any Province of Canada Where it is Not Permitted by Law.


                             CROSS-REFERENCE SHEET
                            PURSUANT TO RULE 481(a)


N-2 Item Number                                          Location in Part A (Caption)
-------------------------------------------------------------------------------------------------------

PART A

1.  Outside Front Cover..................................Front Cover Page
2.  Inside Front and Outside Back Cover Page.............Front Cover Page
3.  Fee Table and Synopsis...............................Prospectus Summary; Table of Fees and Expenses
4.  Financial Highlights.................................Financial Highlights
5.  Plan of Distribution.................................The Offer
6.  Selling Shareholders.................................Not Applicable
7.  Use of Proceeds......................................Use of Proceeds
8.  General Description of the Registrant................Investment Objectives and Policies; The Offer;
                                                         Risk Factors and Special Considerations;
                                                         Dividends and Distributions; Capitalization
9.  Management...........................................Management of the Fund
10. Capital Stock........................................The Offer; Capitalization; Custodian, Transfer
                                                         Agent, Dividend-Disbursing Agent and Registrar;
                                                         Dividends and Distributions; Taxation
11. Defaults and Arrears on Senior Securities............Not Applicable
12. Legal Proceedings....................................Not Applicable
13. Table of Contents of the Statement of                Table of Contents of the Statement of Additional
    Additional Information...............................Information


                                                         Location in Statement of
PART B                                                   Additional Information
----------------------------------------------------------------------------------------------------------------------

14.   Cover Page.........................................Outside Front Cover Page
15.   Table of Contents..................................Outside Front Cover Page
16.   General Information and History....................Not Applicable
17.   Investment Objectives and Policies.................Investment Objectives; Investment Practices
18.   Management.........................................Management of the Fund
19.   Control Persons and Principal Holders..............Management of the Fund
20.   Investment Advisory and Other Services.............Management of the Fund
21.   Brokerage Allocation and Other Practices...........Portfolio Transactions
22.   Automatic Dividend Reinvestment and                Automatic Dividend Reinvestment and Voluntary
      Voluntary Cash Purchase Plan.......................Cash Purchase Plan
23.   Tax Status.........................................Taxation
24.   General Information................................General Information
25.   Beneficial Owner...................................Beneficial Owner
26.   Financial Statements...............................Financial Statements

PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS

                          RIGHTS FOR           SHARES

                                  THE GABELLI
                                 UTILITY TRUST
                                 COMMON SHARES


      The Gabelli Utility Trust (the "Fund") is issuing transferable rights ("Rights") to its common shareholders of common shares of beneficial interest, par value $.001 per share (the "Common Shares"). These Rights will allow you to subscribe for new Common Shares of the Fund. For every three Rights that you receive, you may buy one new Common Share of the Fund plus, in certain circumstances, additional Common Shares pursuant to an over-subscription privilege. You will receive one Right for each outstanding Common Share of the Fund you own on August __, 2003 (the "Record Date") rounded up to the nearest number of Rights evenly divisible by three. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, new Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three.

      The Rights are transferable and will be admitted for trading on the New York Stock Exchange ("NYSE") under the symbol "____." The Common Shares are presently listed on the NYSE under the symbol "GUT." The new Common Shares issued in this Rights offering (the "Offer") will also be listed under the symbol "GUT." On ______, 2003 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $____ and the last reported sales price per Common Share on the NYSE was $____. The purchase price per Common Share (the "Subscription Price") will be _____. The offer will expire at 5:00 p.m., New York Time, on September __, 2003, unless the Offer is extended as described in this Prospectus (the "Expiration Date").

      The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is long-term growth of capital and income, which the Fund attempts to achieve by investing at least 80% of its total assets in common stock and other debt or equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or profits of such company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. Gabelli Funds, LLC (the "Investment Adviser") serves as investment adviser to the Fund. An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund's investment objective will be achieved. FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING COMMON SHARES OF THE FUND, SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" ON PAGE __ OF THIS PROSPECTUS. The address of the Fund is One Corporate Center, Rye, New York 10580 and its telephone number (914) 921-5070.


      This Prospectus sets forth certain information about the Fund an investor should know before investing. Accordingly, this Prospectus should be retained for future reference.


      A Statement of Additional Information dated August __, 2003 (the "SAI") has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the SAI appears on page __ of this Prospectus. A copy of the SAI may be obtained without charge by writing to the Fund at One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at (800) 422-3554.


                            ________________________

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                             SUBSCRIPTION                          PROCEEDS
                                 PRICE         SALES LOAD         TO FUND(1)
                          ----------------- ----------------   ----------------
Per Common Share..........       $____            None               $____
Total.....................    $__________         None           $_________(2)

(1) Before deduction of expenses incurred by the Fund, estimated at $_______.
(2) _________ shares representing $__________ of the proceeds can only be issued if the Common Shares on the Expiration Date are trading at or above their per share net asset value. In the event the Common Shares on the Expiration Date are not trading at or above their per share net asset value, then the maximum proceeds to the Fund will be $__________.

                            _______________________


      SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFER YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR SHARES DEPENDING UPON WHETHER THE FUND'S NET ASSET VALUE PER SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE. The Fund cannot state precisely the extent of any dilution or accretion at this time because the Fund does not know what the net asset value per Common Share will be when the Offer expires or what proportion of the Rights will be exercised. The Investment Adviser's parent company, Gabelli Asset Management Inc. and its affiliates ("Affiliated Parties") may purchase shares through the primary subscription and the over-subscription privilege shares and Mr. Mario J. Gabelli, who may be deemed to control the Fund's investment adviser, or his affiliated entities may also purchase additional shares through the primary subscription and over-subscription privilege and on the same terms as other shareholders.


                            _______________________


      This Prospectus sets forth concisely certain information about the Fund that a prospective investor should know before investing. Investors are advised to read and retain it for future reference. A Statement of Additional Information dated August __, 2003 (the "SAI") containing additional information about the Fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI, the table of contents of which appears on page __ of this Prospectus, may be obtained without charge by contacting the Fund at (800) GABELLI (800) 422-3554) or (914) 921-5070. The SAI will be sent within two Business Days (defined below) of receipt of a request. Investors may also obtain the Statement of Additional Information, material incorporated by reference, and other information about the Fund from the SEC's website (http://www.sec.gov). Shareholder inquiries should be directed to the Subscription Agent, EquiServe, at (800) 336-6983 or (781) 575-2000.


                            _______________________


                                August __, 2003

No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this prospectus. If given or made, such information or representation must not be relied upon as having been authorized by the Fund or the Fund's Investment Adviser. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy any security other than the Common Shares offered by this Prospectus, nor does it constitute an offer to sell or the solicitation of an offer to buy shares of Common Shares by anyone in any jurisdiction which such offer or solicitation would be unlawful.

                            _______________________

                               TABLE OF CONTENTS
                                                                           PAGE
                                                                           ----


PROSPECTUS SUMMARY...........................................................1
TABLE OF FEES AND EXPENSES...................................................9
FINANCIAL HIGHLIGHTS........................................................10
THE OFFER...................................................................12
USE OF PROCEEDS.............................................................23
INVESTMENT OBJECTIVES AND POLICIES..........................................23
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................27
MANAGEMENT OF THE FUND......................................................34
DIVIDENDS AND DISTRIBUTIONS.................................................36
TAXATION....................................................................37
CAPITALIZATION..............................................................39
ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS............44
CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND REGISTRAR..........45
LEGAL MATTERS...............................................................45
EXPERTS.....................................................................45
FURTHER INFORMATION.........................................................45
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........................46
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION....................49

                               PROSPECTUS SUMMARY

      This summary highlights some information that is described more fully elsewhere in this Prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors which can be found on page ___, under the heading "Risk Factors and Special Considerations."


Purpose of the Offer


      The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and its existing shareholders to increase the assets of the Fund so that the Fund may be in a better position to take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the opportunity to purchase additional shares at a price that may be below market and/or net asset value without incurring any commission or charge. The distribution of the Rights, which themselves may have intrinsic value, will also give non-participating shareholders the potential of receiving a cash payment upon the sale of their Rights, which may be viewed as partial compensation for the possible dilution of their interests in the Fund as a result of the Offer.

      The Board of Trustees believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. There can be no assurance that by increasing the size of the Fund, the Fund's expense ratio will be lowered. The Board of Trustees also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in and visibility of the Fund and improve the trading liquidity of the Fund's shares on the NYSE.


Important Terms of the Offer


Total number of shares available for primary subscription.................______
Number of Rights you will receive for each outstanding
   share you own on the Record Date...............................One Right for
                                                                every one share*
Number of shares you may purchase with your Rights
   at the Subscription Price per share............................One share for every three Rights**
Subscription Price........................................................$____
________________
* The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by three.
** Holders of Rights will be able to acquire additional Fund shares pursuant to an over-subscription privilege in certain circumstances.

===============================================================================
                 Shareholders' inquiries should be directed to:

                                   EquiServe
                        (800) 336-6983 or (781) 575-2000
                                   or Gabelli

                            (800) GABELLI (422-3554)
===============================================================================

Over-subscription Privilege


      Shareholders on the Record Date ("Record Date Shareholders") who fully exercise all Rights initially issued to them are entitled to buy those Fund shares, referred to as "primary subscription shares" that were not bought by other Rights holders. If enough primary subscription shares are available, all such requests will be honored in full. If the requests for primary subscription shares exceed the primary subscription shares available, the available primary subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Shares acquired pursuant to the over-subscription privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."


      In addition, in the event that the Fund's per share net asset value on the Expiration Date is equal to or less than the Subscription Price, the Fund, in its sole discretion, may determine to issue up to _________ additional Common Shares, referred to as "secondary over-subscription shares," to satisfy over-subscription requests in excess of the new Fund shares available for primary subscription. The Fund, in its sole discretion, would also be able to issue additional Common Shares in an amount of up to 20% of the sum of shares issued pursuant to the primary subscription and secondary over-subscription. Any such new Common Shares will be allocated and issued in conjunction with the secondary over- subscription shares to Record Date Shareholders who are eligible to receive secondary over-subscription shares. Should the Fund determine to issue some or all of the secondary over-subscription shares, it will be allocated only among Record Date Shareholders who submitted over-subscription requests. Rights holders who are not Record Date Shareholders may not participate in the secondary over-subscription. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.


      Fund shares acquired pursuant to the over-subscription privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."


Method for Exercising Rights


      Except as described below, subscription certificates evidencing the Rights ("Subscription Certificates") will be sent to Record Date Shareholders or their nominees. If you wish to exercise your Rights, you may do so in the following ways:

         (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver it, together with payment in full to EquiServe, Providence, Rhode Island (the "Subscription Agent") at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

         (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate by the close of business on the third Business Day after the Expiration Date pursuant to a notice of guaranteed delivery. A fee may be charged for this service. The notice of guaranteed delivery must be received by the Expiration Date.

         Rights holders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer -- Method of Exercise of Rights" and "The Offer -- Payment for Shares."


Sale of Rights

         The Rights are transferable until the Expiration Date and have been admitted for trading on the NYSE. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale. Any Rights submitted to the Subscription Agent for sale must be received by the Subscription Agent on or before September __, 2003, one Business Day prior to the Expiration Date, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date shareholders and thereafter will be conducted on a regular-way basis until and including the last NYSE trading day prior to the Expiration Date. The shares will begin trading ex- Rights two Business Days prior to the Record Date. If the Subscription Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights on the NYSE. The Subscription Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Share (defined herein) or (ii) attributable to shareholders whose record addresses are outside the United States and Canada or who have an AFO or FPO address as described below under "Restrictions on Foreign Shareholders." Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Subscription Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE.


===============================================================================
        Shareholders are urged to obtain a recent trading price for the
         Rights on the New York Stock Exchange from their broker, bank, financial advisor or the financial press.
===============================================================================


Offering Fees and Expenses


         Offering expenses incurred by the Fund are estimated to be $_______.


Restrictions on Foreign Shareholders


         The Fund will not mail Subscription Certificates to shareholders whose record addresses are outside the United States and Canada or who have an APO or FPO address. Shareholders whose addresses are outside the United States and Canada or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, EquiServe, by written instruction or recorded telephone conversation no later than three Business Days prior to the Expiration Date. The Fund will determine whether the offering may be made to any such shareholder. This offering will not be made in any jurisdiction where it would be unlawful to do so. If the

Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Fund has determined that the offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholder. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.[1]

Use of Proceeds


         We estimate the net proceeds of the Offer to be approximately $__________. This figure is based on the Subscription Price per share of $____ and assumes all new Common Shares offered are sold and that the expenses related to the Offer estimated at approximately $_______ are paid.

         The Investment Adviser expects to invest such proceeds in accordance with the Fund's investment objectives and policies within six months after receipt of such proceeds, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.


Important Dates to Remember


         Please note that the dates in the table below may change if the Offer is extended.


EVENT                                                                           DATE
-----                                                                           ----



Record Date.................................................................August __, 2003
Subscription Period..............................August __, 2003 through September __, 2003**
Expiration of the Offer*.................................................September __, 2003**
Payment for Guarantees of Delivery Due*..................................September __, 2003**
Confirmation to Participants.............................................September __, 2003**



______________


* A shareholder exercising Rights must deliver by 5:00 New York time on September __, 2003 either (a) a Subscription Certificate and payment for shares or (b) a notice of guaranteed delivery.
**  Unless the offer is extended to a date no later than September __, 2003.




Information Regarding the Fund

         The Fund is a closed-end non-diversified management investment company organized under the laws of the State of Delaware on February 25, 1999. The Fund's primary investment objective is long- term growth of capital and income, which the Fund attempts to achieve by investing at least 80% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in providing (i) products, services or equipment for the generation or distribution of electricity, gas and water and
(ii) telecommunications services or infrastructure operations, such as

_________

[1]     Confirm offering in Canada w/ Canadian Counsel.

airports, toll roads and municipal services (collectively, the "Utility Industry"). No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies." The Fund's outstanding Common Shares are listed and traded on the New York Stock Exchange (the "NYSE"). The average weekly trading volume of the Fund's Common Shares on the NYSE during the period from January 1, 2002 through December 31, 2002 was ______ shares. On July 31, 2003, the Fund issued 1,200,000 shares of 5.625% Series A Cumulative Preferred Shares, liquidation preference $25 per share (the "Series A Preferred Shares") and 1,000 shares of Series B Auction Market Preferred Shares, liquidation preference $25,000 per share (the "Series B Preferred Shares"). As of July 31, 2003, the net assets of the Fund were approximately $__________.



Information Regarding the Investment Adviser



         The Investment Adviser has served as the investment adviser to the Fund since its inception. The Investment Adviser also provides certain administrative services to the Fund. The Investment Adviser and its affiliates have been engaged in the business of providing investment advisory and portfolio management services for over 25 years and as of March 31, 2003, managed total assets of approximately $19.5 billion. The Fund pays the Investment Adviser a monthly fee at the annual rate of 1.00% of the Fund's average weekly net assets. The Investment Adviser's fee is subject to a voluntary fee waiver under certain circumstances. See "Management of the Fund -- Investment Adviser." Since the Investment Adviser's fees are based on the net assets of the Fund, the Investment Adviser will benefit from the Offer. In addition, three Trustees who are "interested persons" of the Fund could benefit indirectly from the Offer because of their interests in the Investment Adviser. See "The Offer -- Purpose of the Offer."



Risk Factors and Special Considerations


         The following summarizes some of the matters that you should consider before investing in the Fund through the Offer.


Dilution............................Shareholders who do not exercise their
                                    Rights may, at the completion of the Offer, own a smaller proportional interest in the Fund than if they exercise their Rights. As a result of the Offer you may experience dilution or in net asset value per share if the exercise price is below or above net asset value per share on the Expiration Date. If the Subscription Price per share is below the Fund's net asset value per share of the Fund's shares on the Expiration Date, you will experience an immediate dilution of the aggregate net asset value of your shares if you do not participate in the Offer and you will experience a reduction in the net asset value per share of your shares whether or not you participate in the Offer. The Fund cannot state precisely the extent of this dilution (if any) if you do not exercise your Rights because the Fund does not know what the net asset value per share will be when the Offer expires or what proportion of the Rights will be exercised. For example, assuming that all Rights are exercised, the Subscription Price is $____ and the Fund's net asset value per share at the expiration of the Offer increases to $____, the Fund's net asset value per share

                                    (after payment of estimated offering
                                    expenses) would be reduced by approximately
                                    $____ (____%) per share. See "Risk Factors and Special Considerations -- Dilution." If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.


Leveraging..........................As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares (such as the outstanding Series A and Series B Preferred Shares) so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred shares and debt outstanding. Such debt or preferred shares may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at more attractive rates. Use of leverage may magnify the impact on the holders of Common Shares of changes in net asset value and the cost of leverage may exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to such shareholders and generally making the Fund's total return to such shareholders more volatile. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred shares when it may be disadvantageous to do so. Leveraging through the issuance of preferred shares requires that the holders of the preferred shares have class voting rights on various matters that could make it more difficult for the holders of the Common Shares to change the investment objectives or fundamental policies of the fund, to convert it to an open-end fund or make certain other changes. See "Risk Factors and Special Considerations" and "Special Investment Methods."



Market Loss.........................Shares of closed-end funds frequently trade at a market price that is less than the
                                    value of the net assets attributable to
                                    those shares, although for most of the
                                    Fund's life its shares have traded at a
                                    premium over net asset value per share. The possibility that shares of the Fund will trade at a discount from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that the Fund's net asset value will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See "Risk Factors and Special Considerations-- Market Value and Net Asset Value.


Trading Premium.....................Historically, the Fund's Common Shares have traded at a premium to their net asset
                                    value per share. As of August __ 2003, this premium was ___%. There is no guarantee that this premium is sustainable either during the term of the Offer or over the long term. The issuance of additional Common Shares pursuant to the Offer and the related over-subscription and secondary over-subscription privileges may reduce or eliminate any premium that common shareholders may have otherwise received for their Common Shares.



Share Repurchases...................You will be free to dispose of your shares on the NYSE or other markets on which the shares may trade, but, because the Fund is a closed-end fund, you do not have the right to redeem your Common Shares. The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more from net asset value. Such repurchases are subject to the Fund maintaining asset coverage on its preferred shares and to certain notice and other requirements. There is no assurance that any action undertaken to repurchase shares will result in the shares trading at a price which approximates their net asset value. Share repurchases by the Fund would decrease the capital of the Fund and could have the effect of increasing the Fund's expense ratio.



Anti-takeover Provisions............Certain provisions of the Fund's
                                    Declaration of Trust may be regarded as
                                    "anti-takeover" provisions. Pursuant to
                                    these provisions only one of the three
                                    classes of trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of the Fund (together with a separate class vote by the holders of any preferred shares outstanding) is necessary to authorize amendments to the Fund's Declaration of Trust that would be necessary to convert the Fund from a closed-end to an open-end investment company. In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of the Fund, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Fund. In addition, the holders of the preferred shares have the authority to elect two trustees at all times and would have separate class voting rights on specified matters including conversion of the Fund to open-end status and certain reorganizations of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See "Certain Provisions of the Declaration of Trust and By-laws."

Non-Diversified Status..............As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer. As a result of investing a greater portion of its assets in the securities of a smaller number of issuers, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may, under some circumstances, present greater risk to an investor than an investment in a diversified company. See "Risk Factors and Special Considerations-- Non-Diversified
                                    Status."

Foreign Securities..................There is no limitation on the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. See "Investment Objectives and Policies" and "Risk Factors and Special Considerations."


Industry Risks......................Under normal market conditions, the Fund will invest 80% or more of its total assets in companies in the Utility Industry and, as a result, the value of the Fund's shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, deregulation, inflationary and other cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increases in interest rates resulting in higher interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations. As a consequence of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. See "Investment Objectives and Policies" and "Risk Factors and Special Considerations."


Key Personnel Dependence............The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the

                                    Investment Adviser.

Taxation............................The Fund intends to continue to be treated and qualify as a regulated investment
                                    company, for U.S. federal income tax
                                    purposes. Such qualification requires,
                                    among other things, compliance by the Fund with certain distribution requirements. The Fund is also, however, subject to certain statutory limitations on distributions on its Common Shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements which could jeopardize the Fund's ability to meet the regulated investment company distribution requirements. See "Taxation" for a more complete discussion.


                           TABLE OF FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Voluntary Cash Purchase Plan Purchase Fees...........................  $0.75 (1)

Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan
Sales Fees...........................................................  $2.50 (1)

ANNUAL OPERATING EXPENSES (as a percentage of net assets attributable to Common Shares)


Management Fees...................................................... 1.00%  (2)


Other Expenses                                                        0.93%
                                                                     -----------

         Total Annual Operating Expenses............................. 1.93%  (2)
                                                                     -----------

(1) Shareholders participating in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan would pay $0.75 per transaction to purchase shares and $2.50 per transaction to sell shares. See "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.


(2) The Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of its outstanding Series A Preferred Shares and/or Series B Preferred Shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred Shares, the stated annual dividend rate of such series and (ii) in the case of the Series B Preferred Shares, the net cost of capital to the Fund with respect to the Series B Preferred Shares for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series B Preferred Shares and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its Series B Preferred Shares dividend obligations). This waiver will apply separately to the portion of the Fund's assets attributable to the Series A Preferred Shares and Series B Preferred Shares for so long as any shares of such series remain outstanding.

Example


         The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of expenses at levels set forth in the above table.


         You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (2):


       1 YEAR              3 YEARS              5 YEARS              10 YEARS
       ------              -------              -------              --------
        $ -                  $ -                  $ -                  $ -

         The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

                          ----------------------------

(2)      Amounts are exclusive of fees discussed in Note (1) above.

                              FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial data for a Common Share outstanding throughout the periods presented. The per share operating performance and ratios for the fiscal years ended December 31, 2002, December 31, 2001, December 31, 2000 and the period ended December 31, 1999 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.

Selected Data for a Common Share Outstanding Throughout Each Period

                                         Six Months

                                         Ended June      Year Ended      Year Ended     Year Ended    Period Ended
                                          30, 2003      December 31,    December 31,    December 31,   December 31,
                                         (Unaudited)        2002            2001           2000          1999 (a)
                                         -------------  --------------  -------------- ------------- ---------------
OPERATING PERFORMANCE:

   Net asset value, beginning of period.     $   6.27         $   7.32         $ 8.21        $ 7.62          $ 7.50
                                             --------         ---------       -------        ------          ------
   Net investment income................         0.05             0.11        0.12(e)          0.15            0.08
   Net realized and unrealized gain(loss
   on investments.......................)        0.67            (0.62)       (0.32)(e)        1.44            0.19
                                                 ----           ------       ---------         ----            ----
   Total from investment operations.....         0.72            (0.51)         (0.20)         1.59            0.27
                                                 ----           ------       ---------         ----            ----
CHANGE IN NET ASSET VALUE
FROM TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:

   Increase in net asset value from shar
   issued in rights offering............es      --                0.15          --            --              --
   Increase in net asset value from Trus
   share transactions...................t       --                0.03           0.01           -               -
                                               -----              ----         ------         -----           ---
DISTRIBUTIONS TO

SHAREHOLDERS:

   Net investment income................       (0.05)           (0.11)         (0.21)        (0.06)          (0.08)
   Net realized gain on investments.....        --              (0.36)         (0.49)        (0.94)          (0.07)
   Return of Capital....................       (0.31)           (0.25)          --            --              --
                                               ------          -------        -------        ------          ------
   Total distributions..................       (0.36)           (0.72)         (0.70)        (1.00)          (0.15)
                                               ------          -------        -------        ------          ------
NET ASSET VALUE, END OF PERIOD:              $   6.63          $ 6.27           $7.32         $8.21          $ 7.62
                                             ========          =======        -------        ======          ======
   Market value, end of period..........     $   9.61          $ 8.72           $9.33         $8.75          $ 7.63
                                             ========          =======        =======        ======          ======
   Net asset value total return + ......       10.29%          (6.79%)        (3.15%)        22.01%           3.62%
                                             ========          =======        =======        ======          ======
Total Investment Return ++ .............       14.95%            1.70%         15.82%        29.95%           3.70%
                                             ========          =======        =======        ======          ======
RATIOS TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

   Net assets, end of period (in thousands)  $101,252         $ 95,111       $ 82,197      $ 90,669        $ 83,330
   Ratio of net investment income to
   average net assets (c)................    1.72%(b)            1.65%          1.57%         1.88%        2.27%(b)
   Ratio of operating expenses to average
   net assets (c)(d).....................    1.93%(b)            1.93%          2.00%         1.95%        1.85%(b)
   Portfolio turnover rate..............           3%              29%            41%           92%             37%


_____________________
 + Based on net asset value per share, adjusted for reinvestment of distributions. Total return for the period of less than one year is not annualized.

++ Based on market value per share, adjusted for reinvestment of distributions including the effects of shares issued pursuant to rights offering, assuming full subscription by shareholders. Total return for the period of less than one year is not annualized.

(a) The Gabelli Utility Trust commenced investment operations on July 9, 1999. (b) Annualized.

(c) During the period ended December 31, 1999, the Utility Trust's administrator voluntarily reimbursed certain expenses. If such reimbursement had not occurred, the annualized ratios of net investment income and operating expenses to average net assets would have been 1.85% and 2.17%, respectively.

(d) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the six months ended June 30, 2003 and the year ended December 31, 2002, December 31, 2001 and the year ended December 31, 2000, the expense ratios would be 1.93%, 1.93%, 2.00% and 1.93%, respectively.

(e) 2001's Net investment income per share and net realized and unrealized gain (loss) on investments were originally presented in the Financial Highlights without regard to the character of distributions paid during the year. Amounts as previously reported of $0.61 and $(0.81), respectively, have been revised to reflect reclassification of amounts based on the character of 2001 distributions.

                                   THE OFFER


Terms of the Offer



         The Fund is issuing to Record Date Shareholders Rights to subscribe for additional Common Shares. Each Record Date Shareholder is being issued one transferable Right for each Common Share owned on the Record Date. The Right entitles the holder to acquire at the Subscription Price one Share for each three Rights held rounded up to the nearest number of Rights evenly divisible by three. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Shares may be purchased only pursuant to the exercise of Rights in integral multiples of three. In the case of Common Shares held of record by Cede & Co. ("Cede"), as nominee for the Depository Trust Company ("DTC"), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by three) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on August __, 2003 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the "Subscription Period"), which commences on August __, 2003, and ends at 5:00 p.m., New York time, on September __, 2003 (the "Subscription Period"), unless extended by the Fund to a date not later than September __, 2003, 5:00 p.m., New York time. See "Expiration of the Offer." The Right to acquire one additional Share for each Right held during the Subscription Period at the Subscription Price will be referred to in the remainder of this Prospectus as the "Primary Subscription."

         In addition, any Record Date Shareholder who fully exercises all Rights initially issued to him is entitled to subscribe for Common Shares available for Primary Subscription (the "Primary Subscription Shares") that were not subscribed for by other Rights holders on Primary Subscription. In addition, in the event that the Common Shares on the Expiration Date are trading at or above its per share net asset value, the Fund may, in its sole discretion, issue up to an additional _____ shares (the "Secondary Over-Subscription Shares") to satisfy over-subscription requests in excess of the available Primary Subscription Shares. The Fund, in its sole discretion, would also be able to issue additional Common Shares in an amount of up to 20% of the sum of the Primary Subscription Shares and Secondary Over- Subscription Shares. The entitlement to subscribe for un-subscribed Primary Subscription Shares, any Secondary Over-Subscription Shares and any additional Common Shares will be referred to in the remainder of this Prospectus as the "Over-Subscription Privilege"). For purposes of determining the maximum number of Common Shares a Record Date Shareholder may acquire pursuant to the Offer, broker-dealers whose Common Shares are held of record by Cede, nominee for DTC, or by any other depository or nominee, will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Common Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."


         Officers of the Investment Adviser have advised the Fund that the Affiliated Parties, as Record Date Shareholders, have been authorized to purchase Common Shares through the Primary Subscription and the Over-Subscription Privilege to the extent Common Shares become available to it in accordance with the Primary Subscription and the allotment provisions of the Over-Subscription Privilege. In addition, Mario J. Gabelli individually or his affiliated entities, as a Record Date Shareholder, may also purchase Common Shares through the Primary Subscription and the Over-Subscription Privilege. Such over-subscriptions by the Affiliated Parties and Mr. Gabelli may disproportionately increase their already existing ownership resulting in a higher percentage ownership of outstanding Common Shares if any Record Date Shareholder fails to fully exercise its Rights. Any Common Shares acquired whether by Primary Subscription or the Over-Subscription Privilege by the Affiliated Parties or Mr. Gabelli, as "affiliates" of the Fund as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), may only be sold in accordance with Rule 144 under the Securities Act or another applicable exemption or pursuant to an effective registration statement under the Securities Act. In general, under Rule 144, as currently in effect, an "affiliate" of the Fund is entitled to sell, within any three-month period, a number of Common Shares that does not exceed the greater of 1% of the then outstanding Common Shares or the average weekly reported trading volume of the Common Shares during the four calendar weeks preceding such sale. Sales under Rule 144 are also subject to certain restrictions on the manner of sale, to notice requirements and to the availability of current public information about the Fund. In addition, any profit resulting from the sale of Common Shares under Rule 144, if the Common Shares are held for a period of less than six months, will be returned to the Fund.

         Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Common Shares issued pursuant to an exercise of Rights will be listed on the NYSE.

         The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Subscription Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the NYSE will begin three Business Days before the Record Date and may be conducted until the close of trading on the last NYSE trading day prior to the Expiration Date. Trading of the Rights on the NYSE will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular way basis until and including the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under "Method of Transferring Rights." The Common Shares will begin trading ex-Rights two Business Days prior to the Record Date.

         Nominees who hold the Fund's Common Shares for the account of others, such as banks, brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee will complete the Subscription Certificate and submit it to the Subscription Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner's instructions.


Purpose of the Offer


         The Board of Trustees of the Fund has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment thereby permitting the Fund to be in a better position to more fully take advantage of investment opportunities that may arise. The Offer seeks to reward existing shareholders by giving them the right to purchase Shares at a price that may be below market and/or net asset value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, will also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund.

         The Fund's Investment Adviser will benefit from the Offer because the Investment Adviser's fee is based on the average net assets of the Fund. See "Management of the Fund." It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming all Rights are exercised and that the Fund receives the maximum proceeds of the Offer, the annual compensation to be received by the Investment Adviser would be increased by approximately $______. Three of the Fund's Trustees, including Mario J. Gabelli, who voted to authorize the Offer are "interested persons" of the Investment Adviser within the meaning of the 1940 Act and may benefit indirectly from the Offer because of their interest in the Investment Adviser. See "Management of the Fund" in the SAI. In determining that the Offer was in the best interest of shareholders, the Fund's Board of Trustees was cognizant of this benefit as well as the possible participation of the Affiliated Parties and Mr. Gabelli in the Offer as shareholders on the same basis as other shareholders.

         The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Delaware, the state in which the Fund is organized, and the Trust's Declaration of Trust, the Board of Trustees is authorized to make rights offerings without obtaining shareholder approval. The staff of the Securities and Exchange Commission ("SEC") has interpreted the 1940 Act as not requiring shareholder approval of a rights offering at a price below the then current net asset value so long as certain conditions are met, including a good faith determination by the Fund's Board of Trustee's that such offering would result in a net benefit to existing shareholders.


Over-subscription Privilege


         If all of the Rights initially issued are not exercised, any Primary Subscription Shares for which subscriptions have not been received will be offered, by means of the Over-Subscription Privilege, to Record Date Shareholders who have exercised all the Rights initially issued to them and who wish to acquire additional Common Shares. Record Date Shareholders who exercise all the Rights initially issued to them will have the opportunity to indicate on the Subscription Certificate how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Primary Subscription Shares remain after the Primary Subscriptions have been exercised, all over-subscription requests will be honored in full. If sufficient Primary Subscription Shares are not available to honor all subscription requests, the available Common Shares will be allocated among those Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.


         In addition, the Board of Trustees of the Fund has established a Pricing Committee which is authorized, in the event that the Fund's per share net asset value on the Expiration Date is at or below the Subscription Price, to direct the Fund to issue Secondary Over-Subscription Shares to satisfy over-subscription requests in excess of the available Primary Subscription Shares. The Fund would also be able to issue additional Common Shares in an amount of up to 20% of the sum of the Primary Subscription Shares and Secondary Over-Subscription Shares to satisfy over-subscription requests in these circumstances. Should the Pricing Committee determine to issue some or all of these Secondary Over-Subscription Shares and any additional Common Shares, they will be allocated only among Record Date Shareholders that submitted over-subscription requests. Rights holders who are not Record Date Shareholders may not participate in the secondary over-subscription. Secondary Over-Subscription Shares and any additional Common Shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Any Secondary Over-Subscription Shares issued by the Fund, collectively with any Primary Subscription Shares not subscribed for through the Primary Subscription, and any additional Common Shares, will be referred to in this Prospectus as the "Excess Shares."


         The percentage of Excess Shares each over-subscribing Record Date Shareholder may acquire will be rounded down to result in delivery of whole Common Shares; provided, however, that if a pro rata allocation results in any holder being allocated a greater number of Excess Shares than the holder subscribed for pursuant to the exercise of such holder's Over-Subscription Privilege, then such holder will be allocated only such number of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders then entitled to receive Excess Shares whose over-subscription requests have not been fully honored. The allocation process may be iterative in order to assure that the total number of Excess Shares is distributed in accordance with the method described above.

The formula to be used in allocating the Excess Shares is as follows:

Record Date Shareholder's Position           x          Excess Shares Remaining
----------------------------------
Total Record Date Position
 of All Over-Subscribers

         The Fund will not offer or sell any Common Shares which are not subscribed for under the Primary Subscription or the Over-Subscription Privilege.


The Subscription Price


         The Subscription Price for the Shares to be issued pursuant to the Rights will be $____.


         The Fund announced the Offer on August __, 2003. The net asset value per Common Share at the close of business on August __, 2003 (the last date prior to the Fund's announcement of the Offer), was $___. The last reported sale price of a Common Share on the NYSE on that date was $___, representing a __% premium in relation to the then current net asset value per share and a premium in relation to the Subscription Price.



Sales by Subscription Agent



         Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received on or before September __,

2003. Upon the timely receipt of the appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of commissions, to the holders. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day such Rights are sold. The selling Rights holder will pay all brokerage commissions incurred by the Subscription Agent. These sales may be effected by the Subscription Agent through Gabelli & Company, Inc., a registered broker-dealer and an affiliate of the Investment Adviser, at a commission of up to $0.02 per Right, provided that, if the Subscription Agent is able to negotiate a lower brokerage commission with an independent broker, the Subscription Agent will execute these sales through that independent broker. Gabelli & Company, Inc. may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services. The Subscription Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by EquiServe, in its capacity as the Fund's transfer agent, for the account of the nonclaiming holder of rights until the proceeds are either claimed or escheated. There can be no assurance that the Subscription Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, on the NYSE or through an unaffiliated market maker if no market exists on the NYSE.



Method of Transferring Rights


         The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

         Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should allow at least three Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent, (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained rights, if any, and
(iii) the Rights evidenced by the new Subscription Certificates to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

         Except for the fees charged by the Subscription Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

         The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and Over-Subscription may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as "DTC Exercised Rights").


Expiration of the Offer



         The Offer will expire at 5:00 p.m., New York time, on September __, 2003, unless extended by the Fund to a date not later than September __, 2003, 5:00 p.m., New York time (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised.



Subscription Agent


         The Subscription Agent is EquiServe, Att: Corporate Actions, P.O. Box 43025, Providence, R.I. 02940-3025. The Subscription Agent will receive from the Fund an amount estimated to be $______ comprised of the fee for its services and the reimbursement for certain expenses related to the Offer. INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO P.O. BOX 43025, PROVIDENCE, R.I. 02940-3025 (TELEPHONE (800) 336-6983 OR (781) 575-2000); HOLDERS MAY ALSO
CONSULT THEIR BROKERS OR NOMINEES.


Method of Exercise of Rights


         Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rights may also be exercised through a Rights holder's broker, who may charge the Rights holder a servicing fee in connection with such exercise.

         Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares"). The Subscription Certificate and payment should be delivered to EquiServe at the following address:

If By Mail:                     P.O. Box 43025
                                Reporting Services, Inc.
                                Providence, RI 02940-3025

If By Hand:                     Securities Transfer and Reporting Services, Inc.
                                c/o EquiServe
                                100 Williams St. Galleria

                                New York, NY 10038

If By Overnight Courier:        EquiServe
                                Attn:  Corporate Actions
                                40 Campanelli Drive
                                Braintree, MA 02184

Payment for Shares


         Holders of Rights who acquire Shares on Primary Subscription or pursuant to the Over- Subscription Privilege may choose between the following methods of payment:

(1) A subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by telegram or otherwise from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for on the Primary Subscription and any additional Common Shares subscribed for pursuant to the Over- Subscription Privilege and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate and full payment is not received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date. The notice of guaranteed delivery may be delivered to the Subscription Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Subscription Agent by facsimile transmission (fax number (781) 380-3388; telephone number to confirm receipt (781) 575-4816).

(2) Alternatively, a holder of Rights can send the Subscription Certificate together with payment in the form of a check for the Shares subscribed for on Primary Subscription and additional Common Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent based on the Subscription Price of $___ per Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Subscription Agent at the addresses noted above prior to 5:00 p.m., New York time, on the Expiration Date. The Subscription Agent will deposit all stock purchase checks received by it prior to the final due date into a segregated interest-bearing account pending proration and distribution of Common Shares. The Subscription Agent will not accept cash as a means of payment for Common Shares.

         EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI UTILITY TRUST, AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. If the aggregate

         Subscription Price paid by a Record Date Shareholder is insufficient to purchase the number of Common Shares that the holder indicates are being subscribed for, or if a Record Date Shareholder does not specify the number of Common Shares to be purchased, then the Record Date Shareholder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully exercised) and second, the Over-Subscription Privilege to the full extent of the payment tendered. If the aggregate Subscription Price paid by such holder is greater than the Common Shares he has indicated an intention to subscribe, then the Rights holder will be deemed to have exercised first, the Primary Subscription Rights (if not already fully subscribed) and second, the Over-Subscription Privilege to the full extent of the excess payment tendered.

         Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United

States of America and payable to The Gabelli Utility Trust. Whichever of the two methods of payment described above is used, issuance and delivery of certificates for the Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.


         Within ten Business Days following the Expiration Date (the "Confirmation Date"), a confirmation will be sent by the Subscription Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing
(i) the number of Shares acquired pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) the per share and total purchase price for the Common Shares and (iv) any excess to be refunded by the Fund to such holder as a result of payment for Common Shares pursuant to the Over-Subscription Privilege which the holder is not acquiring. Any payment required from a holder of Rights must be received by the Subscription Agent on the Expiration Date, or if the Rights holder has elected to make payment by means of a notice of guaranteed delivery, on the third Business Day after the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Subscription Agent or exercises by Record Date Shareholders of their Over- Subscription Privileges, and all interest accrued on the holder's excess payment will be mailed by the Subscription Agent to the holder within fifteen Business Days after the Expiration Date. Interest on the excess payment will accrue through the date that is one Business Day prior to the mail date of the reimbursement check. All payments by a holder of Rights must be in United States dollars by money order or check drawn on a bank located in the continental United States of America and payable to The Gabelli Utility Trust except that holders of Rights who are residents of Canada may make payment in U.S. dollars by money order or check drawn on a bank located in Canada.


         Whichever of the two methods described above is used, issuance and delivery of certificates for the Common Shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

         A Rights holder will have no right to rescind a purchase after the Subscription Agent has received payment either by means of a notice of guaranteed delivery or a check.

         If a holder of Rights who acquires Common Shares pursuant to the Primary Subscription or the Over-Subscription Privilege does not make payment of any amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Primary Subscription or the Over-Subscription Privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guaranty of payment.

         Holders who hold Common Shares for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner's instructions.

         The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

         The method of delivery of Subscription Certificates and payment of the subscription price to the Subscription Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to 5:00 p.m., New York time, on the Expiration Date. Because uncertified personal checks may take at least five Business Days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

         All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.


Delivery of Stock Certificates


         Certificates representing Common Shares purchased pursuant to the Primary Subscription will be delivered to subscribers as soon as practicable after the corresponding Rights have been validly exercised and full payment for the Common Shares has been received and cleared. Certificates representing Common Shares purchased pursuant to the Over-Subscription Privilege will be delivered to subscribers as soon as practicable after the Expiration Date and after all allocations have been effected. Participants in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan") will be issued Rights for the Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth above in "Method of Exercise of Rights" and "Payment for Shares." Rights will not be exercised automatically by the Plan. Plan participants exercising their Rights will receive their Primary and Over-Subscription Shares via an uncertificated credit to their existing account. To request a stock certificate, participants in the Plan should check the appropriate box on the Subscription Certificate. These Common Shares will remain subject to the same investment option as previously selected by the Plan participant.


Foreign Restrictions



         Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States and Canada (other than an APO or FPO address). Record Date Shareholders whose addresses are outside the United States and Canada or who have an APO or FPO address and who wish to subscribe to the Offer either in part or in full should contact the Subscription Agent, EquiServe, by written instruction or recorded telephone conversation no later than three Business Days prior to the

Expiration Date. The Fund will determine whether the offering may be made to any such shareholder. If the Subscription Agent has received no instruction by the third Business Day prior to the Expiration Date or the Fund has determined that the Offering may not be made to a particular shareholder, the Subscription Agent will attempt to sell all of such shareholder's Rights and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Subscription Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.


         Under the securities laws of the Province of Ontario, investors residing in Ontario may, subject to compliance with all applicable regulatory requirements, transfer either the Rights or the Shares to be acquired upon the exercise of such Rights (i) through a dealer registered in Ontario that effects the transaction through the facilities of the NYSE or other exchange or market outside of Canada; (ii) to a person or company outside of Canada, or (iii) through certain other means as provided under and in compliance with Ontario securities laws.


Federal Income Tax Consequences to Shareholders


         For U.S. federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to you. Moreover, you will not realize a loss if you do not exercise the Rights. The holding period for a Common Share acquired upon exercise of a Right begins with the date of exercise. The basis for determining gain or loss upon the sale of a share acquired upon the exercise of a Right will be equal to the sum of:


        o     the subscription price per share,

        o any servicing fee charged to you by your broker, bank or trust company, and

        o     the basis, if any, in the Rights that you exercised.


         A gain or loss recognized upon a sale of a Common Share acquired upon the exercise of a Right will be a capital gain or loss assuming the Common Share is held as a capital asset at the time of sale. This gain or loss will be a long-term capital gain or loss if the Common Share has been held at the time of sale for more than one year.

         As noted above, your basis in Common Shares issued under the Offer includes your basis in the Rights underlying those Shares. Assuming that, as the Fund expects, the aggregate fair market value of the Rights at the time they are distributed is less than 15% of the aggregate fair market value of the Fund's Common Shares at such time, the basis of the Rights issued to you will be zero unless you elect to allocate your basis of previously owned Common Shares to the Rights issued to you in the Offer. This allocation is based upon the relative fair market value of such Common Shares and the Rights as of the date of distribution of the Rights. Thus, if you make such an election and the Rights are later exercised, the basis in the Common Shares you originally owned will be reduced by an amount equal to the basis allocated to the Rights. This election must be made in a statement attached to your federal income tax return for the year in which the Rights are distributed. If the Rights expire without exercise, you will realize no loss and you will not be permitted to allocate a portion of your basis in the Common Shares to the unexercised Rights.

         The foregoing is a general summary of the material United States federal income tax consequences of the receipt and exercise of Rights. The discussion is based upon applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations thereunder and other authorities currently in effect, and does not address state, local or foreign taxes. The Code and Treasury regulations thereunder are subject to change by legislative or administrative action, possibly with retroactive effect. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Fund set forth under "Taxation."



Employee Plan Considerations


         Rights holders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including corporate savings and 401(k) plans, Keogh Plans of self-employed individuals and Individual Retirement Accounts ("IRA") (each a "Benefit Plan" and collectively, "Benefit Plans"), should be aware that additional contributions of cash in order to exercise Rights may be treated as Benefit Plan contributions and, when taken together with contributions previously made, may subject a Benefit Plan to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional cash contributions to exercise Rights should consult with their counsel prior to making such contributions.

         Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.

         ERISA contains prudence and diversification requirements and ERISA and the Code contain prohibited transaction rules that may impact the exercise of Rights. Among the prohibited transaction exemptions issued by the Department of Labor that may exempt a Benefit Plan's exercise of Rights are Prohibited Transaction Exemption 84-24 (governing purchases of shares in investment companies) and Prohibited Transaction Exemption 75-1 (covering sales of securities).

         Due to the complexity of these rules and the penalties for noncompliance, Benefit Plans should consult with their counsel regarding the consequences of their exercise of Rights under ERISA and the Code.

                                USE OF PROCEEDS


         The net proceeds of the Offer, assuming all Primary Subscription Shares offered hereby are sold, are estimated to be approximately $__________, before deducting expenses payable by the Fund estimated at approximately $__________. The net proceeds of the Offer assuming all Secondary Oversubscription Shares and all additional Common Shares are sold in addition to all Primary Subscription Shares, are estimated to be approximately $_______, before deducting expenses payable by the Fund estimated to be $________. The Investment Adviser anticipates that investment of the proceeds, in accordance with the Fund's investment objectives and policies, will be invested promptly as investment opportunities are identified, depending on market conditions and the availability of appropriate securities, and is anticipated to take not more than approximately six months.


                       INVESTMENT OBJECTIVES AND POLICIES

         The Fund is a closed-end non-diversified management investment company organized under the laws of the State of Delaware on February 25, 1999.


         The primary objective of the Fund is long-term growth of capital and income, which the Fund attempts to achieve by investing at least 80% of its total assets in common stock and other debt or equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services (collectively, the "Utility Industry"). The remaining 20% of its assets may be invested in other securities including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the utility industry or other industries. Morever, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. When the Fund is invested in these instruments for temporary or defensive purposes it may not achieve its investment objective.

         The investment policy of the Fund relating to the type of securities in which 80% of the Fund's total assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days prior notice of any change in this policy.


         Although many companies in the Utility Industry traditionally pay above average dividends, the Fund intends to focus on those companies whose securities have the potential to increase in value. The Fund's performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, weather, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Fund emphasizes quality in selecting utility investments, and generally looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

         Under normal circumstances the Fund will invest in securities of issuers located in countries other than the United States and may invest in such foreign securities without limitation. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.


Investment Methodology of the Fund


         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:


         o the Investment Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;
         o    the potential for capital appreciation of the securities;
         o    the interest or dividend income generated by the securities;
         o the prices of the securities relative to other comparable securities;
         o whether the securities are entitled to the benefits of call protection or other protective covenants;
         o the existence of any anti-dilution protections or guarantees of the security; and
         o    the number of issuers in the Fund's portfolio.

         The Investment Adviser's investment philosophy with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value, which the Investment Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.



Temporary Defensive Investments


         During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market mutual funds not affiliated with the Investment Adviser that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. During temporary defensive periods, the Fund may not achieve its investment objective.


Options


         On behalf of the Fund, the Investment Adviser may, subject to the guidelines of the Board of Trustees, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

         A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

         An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.


Futures Contracts and Options Thereon



         The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC") and the Fund's fundamental investment restrictions. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.



Forward Currency Exchange Contracts


         The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.


Leveraging



         As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue debt or preferred shares (such as the outstanding Series A or Series B Preferred Shares) so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred shares and debt outstanding. Such debt or preferred shares may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at more attractive rates.


         Further information on the investment objectives and policies of the Fund are set forth in the SAI.


Investment Restrictions


         The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.


Portfolio Turnover


         The Fund buys and sells securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies.


         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities and may result in taxable gains being passed to shareholders. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.



         The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2002, December 31, 2001 and December 31, 2000 were 29%, 41% and 92% respectively.



Other Investments


         The Fund is permitted to invest in securities subject to reorganization, lower rated securities and repurchase agreements and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis and the Fund may make short sales of securities. See "Investment

Objectives and Policies" in the SAI for a discussion of these investments and techniques and the risks associated with them.


Long-term Objective


         The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder's investment objectives as well as the shareholder's other investments when considering the Offering.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

         There are a number of risks that an investor should consider in evaluating the Fund. You should read this entire Prospectus and the SAI before you decide whether to exercise your Rights. In addition, you should consider the matters set forth below.


Principal Risks Associated with the Fund



Dilution



         If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Offer is over. In addition, you will experience an immediate dilution of the aggregate net asset value of your shares if you do not participate in the Offer and will experience a reduction in the net asset value per share of your shares whether or not you exercise your Rights, if the Subscription Price is below the Fund's net asset value per share on the Expiration Date because:

         o the offered Common Shares are being sold at less than their current net asset value.

         o    you will indirectly bear the expenses of the Offer.

         o the number of Common Shares outstanding after the Offer will have increased proportionately more than the increase in the amount of the Fund's net assets.

         On the other hand, if the Subscription Price is above the Fund's net asset value per share on the Expiration Date (as it was on the date of this Prospectus), you may experience an immediate dilution of the aggregate net asset value per share your shares if you do not exercise your Rights and an immediate increase in the net asset value per share of your shares whether or not you participate in the Offer because:

         o the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Offer.

         o the number of Common Shares outstanding after the Offer will have increased proportionately less than the increase in the amount of the Fund's net assets.


         Furthermore, if you do not participate in the Over-Subscription Privilege, your percentage ownership may also be diluted. The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Offer on net asset value per share is shown by the following examples, assuming a $____ Subscription Price:

Scenario 1:  (assumes net asset value per share is above subscription price)(1)

NAV.................................................................  $
                                                                       --------
Subscription Price..................................................  $
                                                                       --------
Reduction in NAV($)(2)..............................................  $
                                                                       --------
Reduction in NAV(%).................................................          %
                                                                       --------

Scenario 2:  (assumes net asset value per share is below subscription price)(1)

NAV.................................................................  $
                                                                      --------
Subscription Price..................................................  $
                                                                      --------
Increase in NAV($)(2)...............................................  $
                                                                      --------
Increase in NAV(%)...................................................      %
                                                                      --------

__________________


(1) Both examples assume full primary and primary over-subscription privilege exercise. Actual amounts may vary due to rounding.


(2)      Assumes $_________ in estimated offering expenses.

         If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.


Industry Risks



         Under normal market conditions, the Fund will invest at least 80% of its total assets in foreign and domestic companies involved in the Utility Industry and, as a result, the value of the Common Shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete and increasing interest rates resulting in high interest costs on borrowings needed for capital construction programs, including costs associated with compliance with environmental and other regulations.

         Sector Risk. The Fund concentrates its investments in the Utility Industry. As a result, the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The prices of securities issued by traditional utility companies may change in response to interest rate changes. Generally, when interest rates go up, the value of securities issued by traditional utility companies goes down. Conversely, when interest rates go down, the value of securities issued by utility companies goes up. There is no guarantee that this relationship will hold in the future.

         Government Regulation. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit rate increases or that such increases will be adequate to permit the payment of dividends on common stocks by companies subject to such regulatory provisions. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief.

         Various regulatory regimes also impose limitations on the percentage of the shares of a public utility held by a fund as an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

         Deregulation. Changing regulation constitutes one of the industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility companies. Domestic and foreign regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors, which could result in reduced income to the Fund. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Deregulation of the utility industry could have a positive or negative impact on the Fund. The Investment Adviser believes that certain utility companies' fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, as has occurred in California and elsewhere, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well. Individual sectors of the utility market are subject to additional risks. These risks can apply to all utility companies - regulated or fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological developments leading to increased competition, as well as changing regulation of local and long-distance telephone services and other telecommunications businesses. Certain telecommunications companies have been adversely affected by the new competitive climate.

         Financing. Historically, companies in the Utility Industry have encountered difficulties in obtaining financing for construction programs during inflationary periods. Issuers experiencing difficulties in financing construction programs may also experience lower profitability, which can result in reduced income to the Fund.

         Equipment and Supplies. Traditional utility companies face the risk of lengthy delays and increased costs associated with the design, construction, licensing and operation of their facilities. Moreover, technological innovations may render existing plants, equipment or products obsolete. Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies.

         Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They may also be negatively affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

         Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment returns more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

Risks to Holders of Common Shares of Leveraging and Issuance of
Senior Securities

         The Fund utilizes leverage through the issuance of preferred shares, currently the Series A Preferred and Series B Preferred Shares. Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses 33% leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common shareholders. These two risks generally make the Fund's total return to common shareholders more volatile. In addition, the Fund might be required to sell investments in order to meet dividend or interest payments on the debt or preferred shares when it may be disadvantageous to do so.

         As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred shares so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of the preferred shares and debt outstanding. Such debt or preferred shares may be convertible in accordance with SEC guidelines which may permit the registrant to obtain leverage at more attractive rates. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement under the 1940 Act to pay in full dividends on preferred shares or interest on debt before any dividends may be paid on the Common Shares means that dividends on the Common Shares from earnings may be reduced or eliminated. Although an inability to pay dividends on the Common Shares could conceivably result in the Fund ceasing to qualify as a regulated investment company under the Code, which would be materially adverse to the holders of the Common Shares, the risk to Common Shares may be avoided through the use of mandatory redemption of the Fund's preferred shares designed to ensure that the Fund maintains the necessary asset coverage.



Non-diversified Status


         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve it of any liability for U.S. federal income tax if all of its earnings are distributed to shareholders. See "Taxation --Taxation of the Fund." Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Fund may present greater risk to an investor than an investment in a diversified company because the investment risk may be concentrated in fewer securities.


Market Value and Net Asset Value


         Shares of closed-end investment companies frequently trade at a discount from net asset value, although for most of the Fund's life its shares have traded at a premium over net asset value per share. The possibility that shares of a closed-end fund will trade at a discount from net asset value or at premiums that are unsustainable over the long term are risks separate and distinct from the risk that the Fund's net asset value will decrease. The risk of holding shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Common Shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.


Trading Premium

         Historically, the Fund's Common Shares have traded at a premium to their net asset value. As of August __ 2003, this premium was ___%. There is no guarantee that this premium is sustainable either during the term of this Offer or over the long term. The issuance of additional Common Shares pursuant to the Offer and the Over-Subscription Privilege may reduce or eliminate any premium that common shareholders may have otherwise received for their Common Shares.

Lower Rated Securities

         The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, Inc., or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities rated lower than "BBB" by S&P or "Baa" by Moody's are often referred to in the financial press as "junk bonds."



Foreign Securities


         There is no limitation on the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investment in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S.

exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

         Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.


Special Risks of Derivative Transactions



         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o the creditworthiness of counterparties. For a further description, see "Risk Factors and Special Considerations -- Futures Transactions" and "Risk Factors and Special
              Considerations -- Forward Currency Exchange Contracts."

Futures Transactions

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions. For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.


Forward Currency Exchange Contracts


         The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract, and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.



         The class voting rights of preferred shares could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of Common Shares, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund's securities if such actions would be adverse to the preferred shares, or such as changing to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.

         The issuance of preferred shares convertible into Common Shares might also reduce the net income and net asset value per share of the Common Shares upon conversion. Such income dilution would occur if the Fund could, from the investments made with the proceeds of the preferred shares, earn an amount per Common Share issuable upon conversion greater than the dividend required to be paid on the amount of preferred shares convertible into one Common Share. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per Common Share was greater than the conversion price.



Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

                            MANAGEMENT OF THE FUND

         The Fund's Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Agreement with the Fund, the Investment Adviser, under the supervision of the Fund's

Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets, which is higher than that paid by most mutual funds. However, the Investment Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of, as the case may be, its outstanding Series A Preferred Shares and/or Series B Preferred Shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than (i) in the case of the Series A Preferred Shares, the stated annual dividend rate of such series and (ii) in the case of the Series B Preferred Shares, the net cost of capital to the Fund with respect to the Series B Preferred Shares for such year expressed as a percentage (including, without duplication, dividends paid by the Fund on the Series B Preferred Shares and the net cost to the Fund of any associated swap or cap transaction if the Fund hedges its Series B Preferred Shares dividend obligations). This waiver will apply to the portion of the Fund's assets attributable to the Series A Preferred Shares and Series B Preferred Shares, respectively, for so long as any shares of such series remain outstanding. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of March 31, 2003, the Investment Adviser acted as registered investment adviser to 19 management investment companies with aggregate net assets of $8.4 billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $19.5 billion as of March 31, 2003. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $9.2 billion under management as of March 31, 2003. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.4 billion under management as of March 31, 2003. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $441 million under management as of March 31, 2003.



         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser.



         The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (1) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser; and (2) pay commissions to brokers other than Gabelli & Company, Inc. which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.


         Canadian shareholders should note, to the extent applicable, that there may be difficulty enforcing any legal rights against the Investment Adviser because it is resident outside Canada and all of its assets are situated outside Canada.


Portfolio Manager



         Mario J. Gabelli is the leader of a team which is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Vice Chairman of the Board and Chief Executive Officer of Lynch Corporation, a diversified manufacturing company, and Lynch Interactive Corporation, a multimedia and communications services company.



Non-Resident Trustee


         Karl Otto Pohl, a trustee of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. He has no authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against him in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against him in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.


Sub-Administrator


         The Investment Adviser has entered into sub-administration agreement with PFPC Inc. (the "Sub- Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub- Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406.


Portfolio Transactions


         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. For a more detailed discussion of the Fund's brokerage allocation practice, see the SAI under "Portfolio Transactions."

                          DIVIDENDS AND DISTRIBUTIONS


         The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. The Fund has a policy, which may be modified at any time by its Board of Trustees, of paying distributions on its common shares of $0.06 per share per month. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its investment company taxable income and realized capital gains. In the event that the Fund's investment company taxable income and realized capital gains exceed the total of the Fund's monthly distributions, the Fund intends to pay such excess once a year. If, for any calendar year, the total monthly distributions exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain. See "Taxation" below.

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund's current policy is to make monthly distributions to holders of its common shares. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with such shares' terms.

                                   TAXATION


Taxation of the Fund


         The Fund has qualified and elected to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) certain undistributed amounts from previous years on which the fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Taxation of the Shareholders

         Distributions paid to you by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of the Fund's earning and profits. Such dividends (if designated by the Fund) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders to the extent the Fund's income consist of qualifying dividend income from U.S. corporations, and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for a reduced rate to individuals (maximum 15% decreasing to 5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or, the stock of which is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income dividends or capital gain dividends and other distributions.

         The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, short-term capital gains will currently be taxed at the rate applicable to ordinary income (maximum 35%) while long-term capital gains generally will be taxed at the rate applicable to long-term capital gain (maximum 15% decreasing to 5% for taxpayers in the lower brackets.


         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. If the Fund pays you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund is required in certain circumstances to backup withholding on taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                CAPITALIZATION


Common Shares


         The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees. The Board of Trustees of the Fund has authorized issuance of an unlimited number of shares of two classes, the Common Shares and preferred shares. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, the Common Shares will be fully paid and non-assessable. Common Shares are not redeemable and have no preemptive, conversion or cumulative voting rights.


Preferred Shares



         The Fund has issued 1,200,000 Series A Preferred Shares and 1,000 Series B AMPS. The Board of Trustees reserves the right to issue additional preferred shares, including Series A Preferred or Series B AMPS, from time to time, subject to the restrictions in the Fund's governing documents and the 1940 Act.

         The Series A Preferred Shares have a liquidation preference of $25 per share and the Series B Preferred Shares have a liquidation preference of $25,000 per share. Upon a liquidation, each holder of Series A Preferred Shares or Series B Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common shares or any other shares of the Fund ranking junior to the Series A Preferred Shares and Series B Preferred Shares as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid dividends (whether or not earned or declared) to the date of distribution. The Series A Preferred Shares and the Series B Preferred Shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Series A Preferred Shares and Series B Preferred Shares each carry one vote per share on all matters on which such shares are entitled to vote. The Series A Preferred Shares and the Series B Preferred Shares are fully paid and nonassessable and have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption. The Fund will not issue any class of shares senior to the Series A Preferred Shares and/or Series B Preferred Shares.

         The following table shows the number of shares of (i) capital shares authorized, (ii) capital shares unissued and (iii) capital shares outstanding for each class of authorized securities of the Fund as of July 31, 2003.


                                                                   Amount Held by
                                                                   Company or for         Amount
             Title of Class                  Amount Authorized    its Own Account       Outstanding

Common Shares............................        unlimited              none
Preferred Shares.........................        unlimited              none

         Series A Preferred Shares.......                                                    _
         Series B Preferred Shares.......                                                    _




         The Common Shares are listed and traded on the NYSE under the symbol "GUT." The average weekly trading volume of the Common Shares on the NYSE for the 12 months ended December 31, 2002 was 151,271 shares. The following table sets forth for the quarters indicated the high and low closing prices on the NYSE per share of the Common Shares and the net asset value and the premium or discount from net asset value at which the Common Shares was trading, expressed as a percentage of net asset value, at each of the high and low closing prices provided.


                                                                  PREMIUM OR
                                                                   DISCOUNT
                     MARKET PRICE (1)     NET ASSET VALUE (2)     AS % OF NAV
                   ------------------    --------------------   ----------------
QUARTER ENDED       HIGH         LOW     HIGH          LOW       HIGH        LOW
-------------       ----         ---     ----          ---       ----        ---
3/31/01
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02

___________________

(1) As reported on the NYSE
(2) Based on the Fund's computations.

Effects of Leverage



         The only obligation that the Fund has to the holders of the preferred shares is to pay the applicable dividend rate. Any return earned in excess of the stated dividend rate would directly benefit common stockholders; however, any shortfall from the stated rate would negatively affect the Fund's common shareholders. The following table is designed to assist you in understanding the effects of the existing leverage on your shares of the Fund's common shares. The table assumes that 1,200,000 shares of Series A Preferred Shares are issued and outstanding and 1,000 shares of Series B Preferred Shares are issued and outstanding and that the blended dividend rate for the Fund's preferred shares is ____. The assumed returns appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.


Assumed return on portfolio (net of
expenses)..............................    -10.00%        -5.00%        0.00%         5.00%        10.00%

Corresponding return to common               - %            - %          - %           - %          - %
stockholder............................


         The following factors associated with leveraging could increase the investment risk and volatility of the price of the Common Shares:

         o leveraging exaggerates any increase or decrease in the value of the Common Shares;

         o the dividend requirements on the Fund's preferred shares may exceed the income from the portfolio securities purchased with the proceeds from the issuance of preferred shares;

         o a decline in net asset value results if the investment performance of the additional securities purchased fails to cover their cost to the Fund (including any dividend requirements of preferred shares);

         o a decline in net asset value could affect the ability of the Fund to make Common Share dividend payments;

         o a failure to pay dividends or make distributions on its common shares could result in the Fund's ceasing to qualify as a regulated investment company under the Code; and

         o if the asset coverage for the Fund's preferred shares declines to less than two hundred percent (as a result of market fluctuations or otherwise), the Fund may be required to sell a portion of its investments when it may be disadvantageous to do so.


         Pursuant to Section 18 of the 1940 Act, it is unlawful for the Fund, as a registered closed-end investment company, to issue any class of senior security, or to sell any senior security that it issues, unless it can satisfy certain "asset coverage." The asset coverage with respect to a senior security representing indebtedness means the ratio of the value of the Fund's total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund's senior securities representing indebtedness. The asset coverage with respect to a senior security representing stock means the ratio of the value of the Fund's total assets (less all liabilities and indebtedness not represented by senior securities) to the aggregate amount of the Fund's senior securities representing indebtedness plus the aggregate liquidation preference of the Fund's outstanding preferred shares.


         If, as is the case with the Fund, a registered investment company's senior securities are equity securities, such securities must have an asset coverage of at least 200% immediately following its issuance. If a registered investment company's senior securities represent indebtedness, such indebtedness must have an asset coverage of at least 300% immediately after their issuance. Subject to certain exceptions, during any period following issuance that the Fund fails to satisfy these asset coverage ratios, it will, among other things, be prohibited from declaring any dividend or declaring any other distribution in respect of its common shares except a dividend payable in Common Shares issued by the Fund. A registered investment company may, to the extent permitted by the 1940 Act, segregate assets or "cover" transactions in order to avoid the creation of a class of senior security.



         Any rating received by the Fund on its preferred shares, or on any other senior security that it may issue, is an assessment by the applicable rating agency of the capacity of the Fund to satisfy its obligations on its senior securities. However, the "AAA" rating on the Fund's Series A and Series B Preferred Shares does not eliminate or mitigate the risks associated with investing in the Fund's common shares. In addition, should a rating on the Fund's preferred shares be lowered or withdrawn by the relevant rating agency, there may be an adverse effect on the market value of the Fund's preferred shares and the Fund may also be required to redeem all or part of its outstanding preferred shares. If the Fund were required to redeem its preferred shares (in whole or part) as a result of the change in or withdrawal of the rating, the common shares of the Fund would lose the benefits associated with a leveraged capital structure.



Voting Rights



         Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of the Series A and Series B Preferred Shares and any other outstanding preferred shares of the Fund will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of shares of the Common Shares as a single class.



         In connection with the election of the Fund's trustees, holders of the Fund's Series A Preferred Shares, Series B Preferred Shares and any other outstanding preferred shares, voting as a single class, will be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of Common Shares and holders of shares of preferred shares voting together as a single class. In addition, if (i) at any time dividends on the outstanding Series A Preferred, Series B AMPS and/or any other preferred shares are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the trustees of the Fund under the 1940 Act or the Statements of Preferences creating such shares, then the number or composition of trustees constituting the Board of Trustees will be adjusted such that, when added to the two trustees elected exclusively by the holders of the Series A Preferred Shares, Series B Preferred Shares and other series of preferred shares as described above, would then constitute a simple majority of the Board of Trustees as so adjusted. Such additional trustees will be elected by the holders of the Series A Preferred Shares, Series B Preferred Shares and the other series of preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than 10 or more than 20 days after the mailing date of the meeting notice. Such additional trustees will be elected at a special meeting of preferred shareholders that will be called and held as soon as practicable.

         If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of preferred shares for all past dividend periods, the additional voting rights of the preferred shareholders as described above will cease, and the terms of office of all of the additional trustees elected by the preferred shareholders (but not of the directors with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the preferred shareholders have the right to elect as a separate class in any event) will terminate automatically.



         So long as shares of the Fund's preferred shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the shares of preferred shares outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of its Declaration of Trust, as amended and supplemented (including the Statement of Preferences thereto) (the "Charter'), whether by merger, consolidation or otherwise, so as to materially adversely affect any of the contract rights of the preferred stockholders expressly set forth in the Charter. To the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affects the contract rights expressly set forth in the Charter of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote of at least a majority of votes entitled to be cast by holders of the preferred shares of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class). Unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred shares, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund's investment objective or changing the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI.



         The class vote of holders of shares of the preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of shares of Common Shares and preferred shares, voting together as a single class, necessary to authorize the action in question. The foregoing voting provisions, however, will not apply to any preferred shares that have been (i) redeemed or (ii) called for redemption, and for which sufficient deposit assets have been provided to the dividend-disbursing agent to effect such redemption at or prior to the time when the act with respect to which such vote otherwise would be required will occur.


             ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST
                                  AND BY-LAWS

         The Fund presently has provisions in its Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Trustees and Officers." A trustee of the Fund may be removed with or without cause by 66 2/3% of the votes entitled to be cast for the election of such trustees. Special voting requirements also apply to mergers into or a sale of all or substantially all of the Fund's assets and conversion of the Fund into an open-end fund (or other closed-end fund commonly known as an "interval fund"). These special voting requirements are 75% of the outstanding voting shares (together with a separate vote by the holders of any preferred shares outstanding). In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

o    merger or consolidation of the Fund with or into any other corporation;

o    issuance of any securities of the Fund to any person or entity for cash;

o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

o the purchase of the Fund's Common Shares by the Fund from any other person or entity;

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

                CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING
                              AGENT AND REGISTRAR


         State Street Bank and Trust Company (the "Custodian"), located at One Boston Place, Boston, Massachusetts 02019, serves as the Custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon the average weekly value of the total assets of the Fund, plus certain charges for securities transactions.


         Equiserve Trust Company, N.A. located at PO Box 43025, Providence, R.I. 02940-3025, serves as the Fund's dividend disbursing agent, as agent under the Fund's Plan and as transfer agent and registrar for shares of the Fund.

                                 LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the Offering.

                                    EXPERTS

         The financial statements of the Fund as of December 31, 2002 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

                              FURTHER INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information filed by the Fund can be inspected and copied at public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549; and 500 West Madison Street, Chicago, Illinois 60661. The Fund's Common Shares are listed on the NYSE. Reports, proxy statements and other information concerning the Fund can be inspected and copied at the Library of the NYSE at 20 Broad Street, New York, New York 10005.

         This Prospectus constitutes a part of a registration statement on Form N-2 (together with the SAI and all the exhibits and the appendix thereto, the "Registration Statement") filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus and the SAI do not contain all of the information set forth in the Registration Statement. Reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, the Fund undertakes to supplement this Prospectus to reflect any material changes to the Fund after the date of this Prospectus.

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE FUND'S ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE OF COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS AS SET FORTH IN THE PROSPECTUS OR IN THE AFFAIRS OF THE FUND SINCE THE DATE HEREOF.

                       ---------------------------------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


PROSPECTUS SUMMARY.............................................................1
TABLE OF FEES AND EXPENSES.....................................................9
FINANCIAL HIGHLIGHTS..........................................................10
THE OFFER.....................................................................12
USE OF PROCEEDS...............................................................23
INVESTMENT OBJECTIVES AND POLICIES............................................23
RISK FACTORS AND SPECIAL CONSIDERATIONS.......................................27
MANAGEMENT OF THE FUND........................................................34
DIVIDENDS AND DISTRIBUTIONS...................................................36
TAXATION .....................................................................37
CAPITALIZATION................................................................39
ANTI-TAKEOVER PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS..............44
CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND REGISTRAR............45
LEGAL MATTERS.................................................................45
EXPERTS  .....................................................................45
FURTHER INFORMATION...........................................................45
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS.............................46
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION......................49

                               TABLE OF CONTENTS

                                      OF

                      STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----


STATEMENT OF ADDITIONAL INFORMATION.........................................B-1
INVESTMENT OBJECTIVES AND POLICIES..........................................B-1
INVESTMENT RESTRICTIONS....................................................B-10
MANAGEMENT OF THE FUND.....................................................B-12
PORTFOLIO TRANSACTIONS.....................................................B-20
AUTOMATIC DIVIDEND REINVESTMENT
         AND VOLUNTARY CASH PURCHASE PLAN..................................B-22
TAXATION ..................................................................B-24
NET ASSET VALUE............................................................B-29
GENERAL INFORMATION........................................................B-30
COUNSEL AND INDEPENDENT ACCOUNTANTS........................................B-30
BENEFICIAL OWNERS..........................................................B-30
FINANCIAL STATEMENTS.......................................................B-30
FINANCIAL STATEMENTS.......................................................B-31
APPENDIX A..................................................................A-1

                       ---------------------------------
                       ---------------------------------

                           THE GABELLI UTILITY TRUST
                               __________ SHARES

                               OF COMMON SHARES
                       ISSUABLE UPON EXERCISE OF RIGHTS

                          TO SUBSCRIBE TO SUCH SHARES

                                  PROSPECTUS


                                August __, 2003


                       ---------------------------------
                       ---------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION


         The Gabelli Utility Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital and income by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the "Adviser"). It is the policy of the Fund, under normal market conditions, to invest at least 80% of its total assets in common stock and debt and equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services.



         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated August __, 2003 (the "Prospectus"). This SAI does not include any information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-GABELLI (1-800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.


         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "Commission") upon payment of the fee prescribed, or inspected at the Commission's office or via its website (www.sec.gov) at no charge.


This Statement of Additional Information is dated August __, 2003.


                      INVESTMENT OBJECTIVES AND POLICIES


Investment Objectives



         The Fund's primary investment objectives are long-term growth of capital and income. Under normal market conditions, the Fund will invest at least 80% of its total assets in common stock and debt and equity securities of foreign and domestic companies involved to a substantial extent (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. See "Investment Objectives and Policies" in the Prospectus.



Investment Practices


         Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Temporary Investments. Although under normal market conditions at least 80% of the Fund's total assets will consist of common stock and other securities of foreign and domestic companies involved in the utility industry, when a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies in some cases by the Fund are subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. See "Management of the Fund-Investment Advisory and Administration Arrangements."


         Lower-Rated Securities. The Fund may invest up to 25% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than "BBB" by S&P or "Baa" by Moody's are often referred to in the financial press as "junk bonds."



         Generally, such lower-rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality bonds. In addition, such lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.


         In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which such lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.


         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates have recently been at the lowest levels in many years and, therefore, it is likely that they will rise in the future.

         The Fund may invest up to 10% of its total assets in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.


         In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.


         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue or reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.


         Fixed-income securities, including lower-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return for the Fund.

         The market for certain lower-rated and comparable unrated securities several years ago experienced a major economic recession. Past recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

         Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

         A written call option is "covered" if the writer owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A written put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.


         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.


         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on individual securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

         Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

         Price movements in the portfolio of the Fund are unlikely to correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The staff of the SEC considers over-the-counter options such as options on indices illiquid securities.

         Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option- writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government Securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures on contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash obligations of the U.S. government and its agencies and instrumentalities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Forward Currency Transactions. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.


         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.


         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker- dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.


         The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government Securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian, State Street Bank and Trust Company ("State Street"), and, to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


         To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the custodian, an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Adviser. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to at all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

                            INVESTMENT RESTRICTIONS


         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund along with the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding preferred shares (including the Series A Preferred Shares and/or Series B Preferred Shares), voting together as a single class. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with Section 2(a)(42) of the 1940 Act, the vote of (i) of 67% or more of the preferred shares present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1) invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the Utility Industry. This restriction does not apply to investments in U.S. Government Securities.

(2) purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(3) make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Trustees of the Fund. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

(4) borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

(5) issue senior securities, except to the extent permitted by applicable law.

(6) underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act 1933, (the "1933 Act") in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                            MANAGEMENT OF THE FUND


Trustees and Officers



         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.


         The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk.

Trustees


                                                                                         Number of
                                                                                       Portfolios in
                                                                                          Fund               Other
    Name (And Age), Position      Term of Office            Principal                     Complex          Directorships
       with the Fund and          and Length of         Occupation During               Overseen by           Held by
       Business Address[1]         Time Served[2]        Past Five Years                  Trustee             Trustee
       ----------------           --------------        ------------------              -----------       ---------------

INTERESTED                        Since 1999*         Chairman of the Board,                   23         Director of
-----------                                           Chief Executive Officer of                          Morgan Group
TRUSTEES:                                             Gabelli Asset Management                            Holdings, Inc.
--------                                              Inc. and Chief Investment                           (transportation
*Mario J. Gabelli (61)+                               Officer of the Investment                           services); Vice
Trustee and Chief                                     Adviser and GAMCO                                   Chairman of
Investment Officer                                    Investors, Inc;                                     Lynch
                                                      Director/Trustee and Chief                          Corporation
                                                      Investment Officer of other                         (diversified
                                                      registered investment                               manufacturing
                                                      companies in the Gabelli                            company and
                                                      fund complex.                                       Lynch
                                                                                                          International
                                                                                                          Corporation
                                                                                                          (multimedia)).

*John D. Gabelli (58)+                                Since 1999*** Senior Vice President     10         ____
Trustee                                               of Gabelli & Company and
                                                      Director of Gabelli Advisers,
                                                      Inc.; Director/Trustee of
                                                      other registered investment
                                                      companies in the Gabelli
                                                      fund complex.


                                                          B-11


                                                                                         Number of
                                                                                       Portfolios in
                                                                                          Fund               Other
    Name (And Age), Position      Term of Office               Principal                  Complex          Directorships
       with the Fund and          and Length of            Occupation During            Overseen by           Held by
       Business Address[1]        Time Served[2]            Past Five Years               Trustee             Trustee
       ----------------           --------------           ------------------           -----------       ---------------

*Karl Otto Pohl (73)              Since 1999***       Member of the Shareholder                32         Director of
Trustee                                               Committee of Sal. Oppenheim                         Gabelli Asset
                                                      Jr. & Cie, Zurich (private                          Management
                                                      investment bank); Former                            Inc.; Chairman,
                                                      President of the Deutsche                           Incentive Capital
                                                      Bundesbank and Chairman of                          and Incentive
                                                      its Central Bank Council from                       Asset
                                                      1980 through 1991;                                  Management
                                                      Director/Trustee of other                           (Zurich);
                                                      registered investment                               Director at Sal.
                                                      companies in the Gabelli fund                       Oppenheim Jr. &
                                                      complex.                                            Cie, Zurich
DISINTERESTED                                         Director, President and                  3                  ___
-------------
TRUSTEES:
---------                                             Founder, The John Dewey
Dr. Thomas E. Bratter (63)        Since 1999*         Academy (residential college
Trustee                                               preparatory therapeutic high
                                                      school); Director/Trustee of
                                                      other registered investment
                                                      companies in the Gabelli fund
                                                      complex.

Anthony J. Colavita (67)          Since 1999**        President and Attorney at law            34                 ___
Trustee                                               in the law firm of Anthony J.
                                                      Colavita, P.C. since 1961;
                                                      Director/Trustee of other
                                                      registered investment
                                                      companies in the Gabelli fund
                                                      complex.

James P. Conn (65)                Since 1999***       Former Managing Director                 11         Director of
Trustee                                               and Chief Investment Officer                        LaQuinta Corp.
                                                      of Financial Security                               (hotels) and First
                                                      Assurance Holdings Ltd.,                            Republic Bank
                                                      1992-1998; Director/Trustee
                                                      of other registered investment
                                                      companies in the Gabelli fund
                                                      complex.



                                                          B-12


                                                                                         Number of
                                                                                       Portfolios in
                                                                                          Fund               Other
    Name (And Age), Position      Term of Office               Principal                  Complex          Directorships
       with the Fund and          and Length of            Occupation During            Overseen by           Held by
       Business Address[1]        Time Served[2]            Past Five Years               Trustee             Trustee
       ----------------           --------------           ------------------           -----------       ---------------

Vincent D. Enright  (59)          Since 1999*         Former Senior Vice President             12                 ___
Trustee                                               and Chief Financial Officer
                                                      of KeySpan Energy
                                                      Corporation through 1998;
                                                      Director/Trustee of other
                                                      registered investment
                                                      companies in the Gabelli
                                                      fund complex.

Frank J. Fahrenkopf, Jr. (63)     Since 1999**        President and CEO of the                 3                  ___
Trustee                                               American Gaming Association
                                                      since June 1995; Partner of
                                                      Hogan & Hartson; Chairman
                                                      of International Trade Practice
                                                      Group; Co-Chairman of the
                                                      Commission on Presidential
                                                      Debates; former Chairman of
                                                      the Republican National
                                                      Committee; Director/Trustee
                                                      of other registered investment
                                                      companies in the Gabelli fund
                                                      complex.

Robert J. Morrissey (63)          Since 1999**        Partner in the law firm of               10                 ___
Trustee                                               Morrissey, Hawkins & Lynch;
                                                      Director/Trustee of other
                                                      registered investment
                                                      companies in the Gabelli
                                                      fund complex.

Anthony R. Pustorino (77)         Since 1999***       Certified Public Accountant;             17                 ___
Trustee                                               Professor Emeritus, Pace
                                                      University;
                                                      Director/Trustee of other
                                                      registered investment
                                                      companies in the Gabelli
                                                      fund complex.


                                                          B-13




                                                                                         Number of
                                                                                       Portfolios in
                                                                                          Fund               Other
    Name (And Age), Position      Term of Office               Principal                  Complex          Directorships
       with the Fund and          and Length of            Occupation During            Overseen by           Held by
       Business Address[1]        Time Served[2]            Past Five Years               Trustee             Trustee
       ----------------           --------------           ------------------           -----------       ---------------

Salvatore J. Zizza (67)           Since 1999**        Chairman of Hallmark                     10         Director of
Trustee                                               Electrical Supply Corp.;                            Hollis Eden
                                                      Former Executive Vice                               Pharmaceuticals
                                                      President of FMG Group (a

                                                      healthcare provider);
                                                      Director/Trustee of other
                                                      registered investment
                                                      companies in the Gabelli
                                                      fund complex.


Officers


       Name (And Age), Position                  Term of Office                       Principal
           with the Fund and                      and Length of                   Occupation During
          Business Address1                       Time Served                      Past Five Years
          ----------------                        -----------                      ---------------

Bruce N. Alpert (51)                               Since 2003             Executive Vice President and
President                                                                 Chief Operating Officer of the
                                                                          Adviser since June 1988;
                                                                          Director and President of
                                                                          Gabelli Advisers, Inc.; Officer
                                                                          of all other registered
                                                                          investment companies in the
                                                                          Gabelli fund complex.

Gus A. Coutsouros (40)                             Since 2003             Vice President and Chief
Vice President and Treasurer                                              Financial Officer of Gabelli
                                                                          Funds, LLC since 1998 and an
                                                                          officer of all mutual funds
                                                                          advised by Gabelli Funds, LLC
                                                                          and its affiliates.  Chief
                                                                          Financial Officer of Gabelli
                                                                          Advisers, Inc.  Prior to 1998,
                                                                          Treasurer of Lazard Funds.



                                                          B-14


David Schachter (49)                               Since 1999             Vice President of the Fund since
Vice President                                                            1999; Financial Services
                                                                          Research Analyst of Gabelli &
                                                                          Company from October 1, 1998 to
                                                                          July 9, 1999; Prior to October,
                                                                          1998, Vice President of Thomas J.
                                                                          Herzfeld Advisers, Inc., a
                                                                          registered investment adviser and
                                                                          noted closed-end fund authority.

James E. McKee (40)                                Since 1999             Vice President, General Counsel
Secretary of the Fund                                                     and Secretary of the Adviser
                                                                          (since 1999) and Vice President
                                                                          of GAMCO Investors, Inc.
                                                                          (since 1993); Secretary of the
                                                                          registered investment companies
                                                                          in the Gabelli fund complex.


_____________________



* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Mario Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Adviser. Messrs. John and Mario Gabelli are registered representatives of an affiliated broker-dealer. Mr. Pohl is a director of the parent company of the Adviser.
+     Mr. Mario Gabelli and Mr. John Gabelli are brothers.
[1] Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2] The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
      *-- Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
      **-- Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
      ***-- Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         The Board of Trustees of the Fund is divided into three classes, with each class having a term of three years. The terms of Messrs. Bratter, Enright and Mario Gabelli as trustees of the Fund expire in 2004; the terms of Messrs. Colavita, Fahrenkopf, Morrissey and Zizza as trustees of the Fund expire in 2005; the terms of Messrs. Conn, John Gabelli, Pohl and Pustorino as trustees of the Fund expire in 2006.




-----------------------------------------------------------------------------------------------------------
Name of Director                   Dollar Range of Equity             Aggregate Dollar Range of Equity
                                   Securities in the Fund             Securities in all Registered
                                                                      Investment Companies Overseen
                                                                      by Directors in Family of
                                                                      Investment Companies
-----------------------------------------------------------------------------------------------------------


                                                       B-15


Interested Trustees

-----------------------------------------------------------------------------------------------------------
Mario J. Gabelli                              $1 - $10,000                       Over $100,000
-----------------------------------------------------------------------------------------------------------
John D. Gabelli                                   None                           Over $100,000
-----------------------------------------------------------------------------------------------------------
Karl Otto Pohl                                    None                               None
-----------------------------------------------------------------------------------------------------------

Disinterested Trustees

-----------------------------------------------------------------------------------------------------------
Dr. Thomas E. Bratter                             None                          Over $100,000
-----------------------------------------------------------------------------------------------------------
James P. Conn                              $10,001 - $50,000                    Over $100,000
-----------------------------------------------------------------------------------------------------------
Vincent D. Enright                                None                          Over $100,000
-----------------------------------------------------------------------------------------------------------
Frank J. Fahrenkopf, Jr.                          None                           $1 - $10,000
-----------------------------------------------------------------------------------------------------------
Robert J. Morrissey                               None                        $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------
Anthony J. Pustonino                       $10,001 - $50,000                    Over $100,000
-----------------------------------------------------------------------------------------------------------
Salvatore J. Zizza                         $50,001 - $100,000                   Over $100,000
-----------------------------------------------------------------------------------------------------------


All shares were valued as of December 31, 2002.

         The Trustees serving on the Fund's Nominating Committee are Messrs. Zizza (Chairman) and Colavita. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Nominating Committee did not meet during the year ended December 31, 2002. The Fund does not have a standing compensation committee.


         Messrs. Pustorino (Chairman), Colavita and Enright serve on the Fund's Audit Committee and these Trustees are not "interested persons" of the Fund as defined in the 1940 Act. The Audit Committee generally is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and, as appropriate, internal controls of the Fund and the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants. During the year ended December 31, 2002, the Audit Committee met twice.



         As of July 30, 2003, the trustees and officers of the Fund as a group beneficially owned approximately [1.55%] of the outstanding shares of the Fund's Common Shares.

Remuneration of Trustees and Officers

         The Fund pays each trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

          The following table shows certain compensation information for the trustees and officers of the Fund for the fiscal year ended December 31, 2002. Mr. Schachter is employed by the Fund and his compensation is evaluated and approved by the trustees. Other officers who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.


                                   COMPENSATION TABLE
                        FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002


                                                                           TOTAL COMPENSATION
                                                                         FROM THE FUND AND FUND
                                                   AGGREGATE                  COMPLEX PAID
         NAME OF PERSON AND                    COMPENSATION FROM              TO TRUSTEES/
              POSITION                              THE FUND                    OFFICERS*

MARIO J. GABELLI Chairman of the Board                $0                         $0 (22)
DR. THOMAS E. BRATTER Trustee                         $5,000                     $31,000 (3)
ANTHONY J. COLAVITA Trustee                           $6,000                     $152,286 (33)
JAMES P. CONN Trustee                                 $5,000                     $53,500 (11)
VINCENT D. ENRIGHT Trustee                            $6,000                     $54,536 (11)
FRANK J. FAHRENKOPF, JR. Trustee                      $5,000                     $31,000 (3)
JOHN D. GABELLI Trustee                               $0                         $0 (9)
ROBERT J. MORRISSEY Trustee                           $6,000                     $45,000 (9)
KARL OTTO POHL Trustee                                $0                         $0 (31)
ANTHONY R. PUSTORINO Trustee                          $6,000                     $132,286 (17)
SALVATORE J. ZIZZA Trustee                            $5,000                     $73,750 (9)



* Represents the total compensation paid to such persons during the calendar year ended December 31, 2002 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies.

For his services as Vice President of the Fund, Mr. Schachter received compensation in 2002 of $130,000.


Limitation of Officers' and Trustees' Liability


         The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.


Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of March 31, 2003, the Adviser acted as registered investment adviser to 19 management investment companies with aggregate net assets of $8.4 billion. The Adviser, together with other affiliated investment advisers set forth below, had assets under management totaling approximately $19.5 billion, as of March 31, 2003. GAMCO Investors, Inc., an affiliate of the

Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and as a sub-adviser to management investment companies, having aggregate assets of $9.2 billion under management as of March 31, 2003. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets of $1.4 billion under management as of March 31, 2003. Gabelli Advisers, Inc., an affiliate of the Adviser, acts as investment manager to the Gabelli Westwood Funds, having aggregate assets of $441 million under management as of March 31, 2003.



         The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense.

         The economic terms of the Advisory Agreement between the Fund and its Adviser were unanimously approved by the Fund's Board of Trustees at its February 19, 2003 meeting. The Board's approval included a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party (as such term is defined in the 1940 Act). In considering whether to approve the Advisory Agreement, the Fund's non-interested trustees considered, among other factors, (i) the services provided to the Fund by the Adviser and the sub-administrator, (ii) the Fund's absolute and comparative investment performance, (iii) the Fund's fee and expense data as compared to various benchmarks and a peer group of closed-end funds in the same asset range as the Fund, and (iv) the Adviser's profitability with respect to its management of the Fund. The non-interested trustees indicated that the primary factors in their determination to approve the Advisory Agreement were the high quality of service provided by the Adviser, including the experience of the Fund's portfolio manager, and the Fund's comparative investment performance.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund. The Adviser has voluntarily agreed to waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its preferred shares for any calendar year in which the net asset value total return of the Fund allocable to the Common Shares, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such series, prorated during the year such series is issued and the final year such series is outstanding. This waiver will apply separately to the portion of the Fund's assets attributable to the Series A Preferred Shares and Series B Preferred Shares, respectively, for so long as any shares of such series remain outstanding.

         For each of the years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Adviser was paid $861,678, $855,435 and $878,549, respectively, for advisory and administrative services rendered to the Fund.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Adviser's property, and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."


         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


Code of Ethics

         The Fund and the Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the United States Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operations of the Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of Ethics is also available on the EDGAR database on the Securities and Exchange Commission's web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Room Section, Washington, D.C. 20549-0102.


                             PORTFOLIO TRANSACTIONS


          Subject to policies established by the Board of Trustees of the Fund, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the- counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

         For the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Fund paid a total of $125,729, $81,313, and $140,917, respectively, in brokerage commissions, of which Gabelli & Company, Inc. and its affiliates received $116,973, $70,203, and $123,636, respectively. The amount received by Gabelli & Company, Inc. and its affiliates from the Fund in respect of brokerage commissions for the fiscal year ended December 31, 2002 represented approximately 87.74% of the aggregate dollar amount of brokerage commissions paid by the Fund for such period and approximately 75.29% of the aggregate dollar amount of transactions by the Fund for such period. The brokerage commissions in 2002 reflect, in part, the Fund's investment of proceeds from its rights offering, completed in June, 2002. The variance between the percentage of brokerage commissions received by Gabelli & Company, Inc. and the percentage of transactions executed by Gabelli & Company, Inc. reflects the Fund's practice of generally directing bulk trades to unaffiliated broker-dealers.

Repurchase of Shares


         The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund. When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively.


Portfolio Turnover

         The portfolio turnover rates of the Fund for the fiscal years ending December 31, 2002 and 2001 were 29% and 41%, respectively. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and, indirectly, by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case.


                        AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN

         Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Fund ( the "Plan"), a shareholder whose Common Shares are registered in his own name, including all Shares issued pursuant to the Rights Offering and all shares held by a shareholder participating in the Rights Offering, will have all distributions reinvested automatically by Equiserve Trust Company ("Equiserve"), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Equiserve as dividend disbursing agent.


         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued Common Shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive shares from the Fund, or acquired by the Plan agent in the open market, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Equiserve will buy the Fund's Common Shares for the Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that Equiserve will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of (i) net asset value or
(ii) 95% of the market price of the Common Shares if, following the commencement of such purchases, the market value of its Common Shares exceeds net asset value.


         Participants in the Plan have the option of making additional cash payments to Equiserve, twice per month for the Fund, for investment in the shares. Such payments may be made in any amount from $250 to $10,000. Equiserve will use all funds received from participants to purchase shares of the Fund in the open market on the 1st and 15th of each month. It is suggested that participants send voluntary cash payments to Equiserve in a manner that ensures that Equiserve will receive these payments approximately 10 days before the investment date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by Equiserve at least 48 hours before such payment is to be invested. Equiserve maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by Equiserve in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. A Plan participant may send his share certificates to Equiserve so that the shares represented by such certificates will be held by Equiserve in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, Equiserve will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan. There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash.

         Equiserve's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to Equiserve's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

         With respect to purchases from voluntary cash payments, Equiserve will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as Equiserve will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable. The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Equiserve on at least 90 days' written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to Equiserve at P.O. Box 43025, Providence, R.I. 02940-3025.

                                    TAXATION


         The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns affecting the Fund and its Shareholders (including Shareholders who own large positions in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.



Taxation of the Fund

         The Fund has qualified as and intends to continue to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and on its net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, which it distributes to its shareholders in each taxable year, provided that an amount equal to at least 90% of the sum of its net investment income and any net tax-exempt income for the taxable year is distributed to its shareholders.

         Qualification as a RIC requires, among other things, that the Fund:
(i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year, subject to certain exceptions, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or related trades or businesses. If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation with no deduction for dividends paid. In addition, distributions would be taxed to its shareholders as ordinary income.

         The IRS has taken the position that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gain. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, the Fund will designate distributions made to the common shareholders and preferred shareholders as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Fund is required to allocate a portion of its net capital gain, qualified dividend income and dividends qualifying for the dividends received deduction to common shareholders and preferred shareholders. The amount of net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction allocable among common shareholders and the preferred shareholders will depend upon the amount of such net capital gain and qualified dividend income and dividends qualifying for the dividends received deduction realized by the Fund and the total dividends paid by the Fund on the Common Shares and the Preferred Shares during a taxable year.

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income (both long-term and short-term) for the one year period ending on October 31 of such year, (unless an election is made to use the Fund's fiscal year), and (iii) all ordinary income and capital gain net income for previous years that were not previously distributed or subject to tax under Subchapter M. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as net investment income and loss.

         Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to stockholders. An election may be available to the Fund to mitigate the effect of this provision but the election generally accelerates the recognition of income without the receipt of cash. Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as dividends for federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax. Upon any failure to meet the asset coverage requirements of the 1940 Act or the Statements of Preferences, the Fund may, and in certain circumstances will, be required to partially redeem Preferred Shares in order to restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a RIC. If asset coverage were restored, the Fund would again be able to pay dividends and would generally be able to avoid Fund-level federal income taxation on the income that it distributes.

Hedging Transactions

         Certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions may be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections accelerate the recognition of gain or loss from the affected straddle positions.

         Because application of the straddle rules may affect the character and timing of the Fund's gains, losses and deductions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund historically has invested less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gains are retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gains its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gains included in such shareholder's gross income.

          Distributions of ordinary income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Such dividends (if designated by the Fund) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of qualified dividends received from U.S. corporations and (ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain dividends, if any, are taxable to shareholders at rates applicable to long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible fo the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, net investment income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both net investment income and net capital gain are taxed at a maximum rate of 35%.

         Shareholders may be entitled to offset their capital gain dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains, and limiting the use of losses from certain investments and activities. Accordingly, shareholders with capital losses are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about the U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income dividends (but not capital gain dividends) paid to shareholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Backup Withholding

         The Fund may be required to withhold federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in Common Shares of the Fund should consult their own tax advisers regarding the purchase, ownership and disposition of Common Shares of the Fund.


                                NET ASSET VALUE

         The net asset value of the Fund's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments.

         Trading takes place in various foreign markets on days which are not Business Days and therefore the Fund's respective net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

                              GENERAL INFORMATION

                      COUNSEL AND INDEPENDENT ACCOUNTANTS

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is special counsel to the Fund in connection with the rights offering.

          PricewaterhouseCoopers LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.

                               BENEFICIAL OWNERS


         As of July 31, 2003, there are no persons known to the Fund who may be deemed beneficial owners of 5% or more of shares of the Fund's Common Shares because they possessed or shared voting or investment power with respect to the Fund's Common Shares.


                              FINANCIAL STATEMENTS


         The audited financial statements included in the Annual Report to the Fund's Shareholders for the fiscal year ended December 31, 2002, together with the report of PricewaterhouseCoopers LLP thereon, are also incorporated herein by reference from the Fund's Annual Report to Shareholders. All other portions of the Annual Report to Shareholders and Semi-Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580- 1422 or by calling the Fund toll-free at 800-GABELLI (422-3554). The unaudited financial statements for the six months ended June 30, 2003, follow.

                              FINANCIAL STATEMENTS

                            PORTFOLIO OF INVESTMENTS

                           June 30, 2003 (Unaudited)




                                                    Market                                                            Market
Shares                               Cost           Value         Shares                                 Cost           Value
------                              -------        -------        ------                                -------        -------
            COMMON STOCKS - 87.9%                                 45,000    NiSource Inc. (Sails)+      $ 90,000       $ 99,900
            Agriculture - 0.0%                                    64,000    NSTAR.................     2,729,958      2,915,200
  20,000    Cadiz Inc.+.............  $ 3,000       $ 2,700        6,000    Otter Tail Corp.......       167,121        161,880
                                    ----------    ----------      50,000    PG&E Corp.+...........       625,746      1,057,500
                                                                  10,000    PNM Resources Inc.....       185,900        267,500
            Communications Equipment - 0.2%                       45,000    Progress Energy Inc.       1,959,850      1,975,500
  60,000    Furukawa Electric Co.                                 40,000    Progress Energy Inc.,         20,800          4,200
            Ltd...................    419,016       195,877                   CVO+................
                                    ---------     ---------       12,000    Puget Energy Inc......       266,242        286,440
                                                                  30,000    Sierra Pacific               227,798        178,200
            Energy and Utilities:  Electric  - 21.0%                          Resources+..........
 220,000    AES Corp.+............  1,072,514      1,397,000      30,000    TXU Corp..............       483,015        673,500
  20,000    Calpine Corp.+........     52,600        132,000      10,000    Unitil Corp...........       271,147        241,000
  55,000    Cinergy Corp..........  1,727,502      2,023,450      10,000    Vectren Corp..........       245,531        250,500
  20,000    Cleco Corp............    364,947        346,400     215,000    Westar Energy Inc.....     3,192,547      3,489,450
 80,0000    DPL Inc...............  1,547,470      1,275,200      10,000    Wisconsin Energy Corp.       257,794        290,000
  19,000    DTE Energy Co...          807,570        734,160       7,000    WPS Resources Corp....       204,319        281,400
  90,000    Edison International+.  1,037,120      1,478,700     175,000    Xcel Energy Inc.......     3,004,875      2,632,000
 160,000    El Paso Electric Co.+.. 1,462,191      1,972,800                                           ----------   ------------
  22,000    FPL Group Inc.......... 1,192,215      1,470,700                                           34,973,950    36,081,637
  44,000    Great Plains                                                                               ----------   ------------
              Energy Inc...........   919,607      1,270,720
  55,000    Maine Public                                                    Energy and Utilities:  Natural Gas -  14.9%
              Service Co........... 1,750,455      1,788,050      33,000    AGL Resources Inc.....       805,954        839,520
 170,000    Northeast Utilites..... 3,354,147      2,845,800       3,000    Atmos Energy Corp.....        66,880         74,400
  55,000    SCANA Corp......        1,694,645      1,885,400      13,800    Cascade Natural Gas          295,987        263,580
 118,000    TECO Energy Inc.        1,863,891      1,414,820                Corp..................
  22,000    UIL Holdings Corp......   966,711        892,100       3,000    Chesapeake Utilities          55,515         67,800
  20,000    Unisource Energy Corp..   236,625        376,00                 Corp..................
                                   -----------    ----------      29,800    Delta Natural Gas Co.        496,324        700,002
                                   20,050,210     21,303,300                 Inc..................
                                   -----------    ----------      40,000    Dynegy Inc., Cl. A +..       250,000        168,000
                                                                   1,000    EnergySouth Inc.......        26,780         32,800
        Energy and Utilities: Integrated - 35.6%                  38,000    National Fuel Gas Co..       890,728        989,900
                                                                  90,000    Nicor Inc.............     1,982,877      3,339,900
 162,000    Allegheny Energy Inc... 1,462,197      1,368,900      15,000    NUI Corp..............       174,468        232,800
  13,000    ALLETE Inc......          222,463        345,150      65,000    ONEOK Inc.............     1,121,404      1,275,950
  75,000    Alliant Energy Corp.... 1,256,310      1,427,250      19,000    Peoples Energy Corp...       665,481        814,910
 150,000    Aquila Inc.............   423,832        387,000      20,000    Piedmont Natural Gas         588,123        776,200
     500    Avista Corp............     5,575          7,075                Co. Inc...............
  18,000    Central Vermont                                        3,000    RGC Resources, Inc....        59,164         70,020
              Public Service Corp..   327,361        351,900     115,000    SEMCO Energy Inc......     1,528,444        669,300
  48,000    CH Energy Group Inc.... 2,186,400      2,160,000     102,566    Southern Union Co.+...     1,458,095      1,737,468
 165,000    CMS Energy Corp........ 1,334,352      1,336,500     145,000    Southwest Gas Corp....     3,596,118      3,071,100
  75,000    Constellation Energy                                                                       ----------   ------------
              Group Inc...........  2,109,100      2,572,500                                           14,062,342    15,123,650
   2,000    Dominion Resources Inc.    80,310        128,540                                           ----------   ------------
 180,000    DQE Inc...............  3,128,555      2,712,600
 150,000    Duke Energy Corp......  2,884,145      2,992,500                Energy and Utilites:  Water - 5.3%
 100,000    El Paso Corp..........  1,049,809        808,000      12,000    American States Water        266,173        327,600
  13,000    Empire District           259,961        282,750                Co....................
              Electric Co.........                                11,000    Artesian Resources           257,250        395,989
  32,000    Energy East Corp......    595,433        664,320                 Corp., Cl. A .........
   5,000    Entergy Corp..........    140,415        263,900      20,500    BIW Ltd...............       385,069        372,075
   8,979    FirstEntergy Corp.....    287,099        345,243      20,520    California Water             566,928        577,022
  83,666    Florida Public          1,051,557      1,367,939                Service Group.........
              Utilities Co........                                 7,500    Connecticut Water            146,455        191,625
   20,000   Green Mountain            416,731        400,000                 Service Inc...........
             Power Corp...........                                38,500    Middlesex Water Co....       801,886        948,640
  30,000    MGE Energy Inc........    816,100        941,400      20,066    Pennichuck Corp.......       489,727        495,630
 110,000    Mirant Corp.+.........    900,482        319,000      12,000    Philadelphia Suburban        183,101        292,560
   5,000    NiSource Inc..........    103,120         95,000                Corp..................
  18,300    SJW Corp..............     1,768,527      1,560,075



                                See accompanying notes to financial statements.

                                               June 30, 2003 (Unaudited)

                                                           Market                                                             Market
 Shares                                      Cost          Value          Shares                                   Cost       Value
 ------                                      ----          -----          ------                                   ----       -----
         COMMON STOCKS (Continued)                                                  PREFERRED STOCKS - 1.2%
         Energy and Utilities:  Water (Continued)                                     Telecommunications - 1.2%

 5,512   Southwest Water Co..............   $  52,058       $ 77,003      23,000    Citizens Communications
 6,000   York Water Co...................     108,629         98,520                  Co., 5.00% Cv. Pfd..... $1,094,616  $1,219,000
                                            ---------    ------------                                         ----------   ---------
                                            5,025,983      5,336,739      Principal
                                            ---------    ------------      Amount
                                                                           ------
         Environmental Services - 0.1%                                              CORPORATE BONDS - 0.8%
18,000   Catalytica Energy Systems Inc.+.     179,986         48,600                Energy and Utilities: Integrated - 0.8%
                                              --------    ------------
                                                                         $1,100,000  Mirant Corp., Sub. Deb.
         Equipment and Supplies - 0.0%                                               Cv.,  2.500%, 06/15/21+...  833,029     825,000
10,000   Capstone Turbine Corp.+.........      13,980         10,900                                          -----------   --------
                                            ---------    ------------
                                                                                   REPURCHASE AGREEMENT - 10.0%
         Exchange Traded Funds - 2.1%
28,000   Utilities HOLDRs Trust..........   2,015,370      2,088,800     10,089,000  Agreement with  State Street
                                            ---------    ------------                  Bank and Trust Co.,
         Metals and Mining - 0.5%                                                      1.080%, dated 06/30/03,
 6,168   Fording Canadian Coal Trust                                                   due 07/01/03, proceeds
         (New York)......................     132,561        111,764                   at maturity,
19,532   Fording Canadian Coal Trust                                                   $10,089,303(a).....   10,089,000  10,089,000
          (Toronto).......................    389,730        350,750                                         ----------   ---------
                                            ---------    ------------       TOTAL INVESTMENTS - 99.9%...... $97,969,318 $101,102,043
                                              522,291        462,514                                        =========== ------------
                                            ---------    ------------
         Satellite - 0.6%                                                   Other Assets in Excess of                       150,362
50,000   General Motors Corp., Cl. H+         870,553        640,500            Liabilities - 0.1%...                   ------------
                                            ---------    ------------
                                                                            NET ASSETS - 100.0%
         Telecommunications - 6.6%                                           (15,282,735 shares outstanding)..........  $101,252,405
45,000   BellSouth Corp..................   1,411,141      1,198,350                                                    ===========
30,000   BT Group plc, ADR...............   1,094,015      1,009,800
24,000   CenturyTel Inc..................     910,440        836,400        NET ASSET VALUE
40,000   Cincinnati Bell Inc.+                953,620        938,000        ($101,252,405/15,282,735
18,000   Citizens Communications  Co.+...     132,130        232,020             shares outstanding).......                  $6.63
 2,000   Commonwealth Telephone                                             _________                                   ==========
         Enterprises Inc.+...............      65,002         87,940                  For Federal tax purposes:
19,788   D&E Communications Inc.              231,091        226,573                  Aggregate cost................   $ 97,227,406
 9,000   Deutsche Telekom AG, ADR +           162,149        136,800                                                    ==========
 2,000   France Telecom SA, ADR..........      22,799         49,300
40,000   Touch America Holdings Inc.+          38,488          2,680                  Gross unrealized appreciation... $ 10,072,345
49,000   Verizon Communications Inc.        1,876,164      1,933,050                  Gross unrealized depreciation...   (6,197,708)
 2,045   WilTel Communications Inc.+           53,526         30,143                                                    ------------
                                            ---------    ------------
                                            6,950,295      6,681,056                  Net unrealized appreciation......$  3,874,637
                                            ---------    ------------                                                   ============

         Wireless Communications - 1.0%                                     _______________
39,000   mm02 plc, ADR+..................     405,354        359,970        (a)    Collateralized by U.S. Treasury Note,
35,000   Nextel Communications Inc.,                                               3.375%, due 04/30/04, market value
         Cl.A+..........................      460,343        632,800               $10,293,821.
                                            ---------    ------------       +      Non-income producing security.
                                              865,697        992,770        ADR -  American Depository Receipt.
                                            ---------    ------------       CVO -  Contingent Value Obligation.
         TOTAL COMMON STOCKS.............  85,952,673     88,969,043
                                            ---------    ------------


                                     See accompanying notes to financial statements.

                                                THE GABELLI UTILITY TRUST


        STATEMENT OF ASSETS AND LIABILITIES                                          STATEMENT OF OPERATIONS
            June 30, 2003 (Unaudited)                                     For the Six Months Ended June 30, 2003 (Unaudited)

Assets:                                                              Investment Income:
   Investments, at value (Cost $97,969,318)   $101,102,043               Dividends (net of foreign taxes $4,647)...   $1,582,099
   Cash.................................               757               Interest..................................      106,091
   Dividends and interest receivable....           308,141                                                           -----------
   Receivable for investments sold......           489,920
   Other assets.........................             3,465               Total Investment Income.................      1,688,190
                                             -------------                                                           -----------
   Total Assets.........................       101,904,326           Expenses:
                                             -------------
                                                                         Investment advisory fees................        462,568
iabilities:
   Payable for investments purchased....           182,918               Shareholder communications expenses.....        146,113
   Payable for investment advisory fees.            83,812               Shareholder services fees...............        123,155
   Payable for audit and legal fees.....            19,118               Payroll.................................         66,335
   Other accrued expenses...............           366,073               Trustees' fees..........................         22,582
   Total Liabilities....................           651,921               Legal and audit fees....................         17,718
   Net Assets applicable to 15,282,735                                   Custodian fees..........................          7,448
   shares outstanding...................      $101,252,405               Miscellaneous expenses..................         48,770
                                             =============                                                           -----------

et Assets consist of:                                                    Total Expenses..........................        894,689
                                                                                                                     -----------
   Shares of beneficial interest, at par value     $15,283
   Additional paid-in capital...........       103,846,628               Less:  Custodian fee credit.............           (147)
   Accumulated net investment loss......        (4,686,805)                                                          -----------
   Accumulated net realized loss on investment  (1,055,344)
   Net unrealized appreciation on investments    3,132,643               Net Expenses............................        94,542
                                                                                                                     -----------
   Total Net Assets.....................       $101,252,405
                                              =============              Net Investment Income...................        793,648
   Net Asset Value                                                                                                   -----------
        ($101,252,405 / 15,282,735 shares
        outstanding; unlimited number of shares                      Net Realized and Unrealized Gain (Loss) on
        authorized of $0.001 par value).....       $6.63                 Investments
                                              =============
                                                                         Net realized loss in investments........     (1,635,388)
   Net change in unrealized appreciation on
     investments...........................     11,593,255
                                               -----------

   Net Realized and Unrealized Gain (Loss) on
     Investments...........................      9,957,867
                                               -----------

   Net Increase in Net Assets Resulting
      from Operations......................    $10,751,515
                                               ===========



                                           STATEMENT OF CHANGES IN NET ASSETS

                                                                         Six Months Ended
                                                                          June 30, 2003              Year Ended
                                                                           (Unaudited)            December 31, 2002
                                                                        ------------------       -------------------
Operations:

   Net investment income...............................................    $       793,648              $  1,448,624
   Net realized loss on investments....................................         (1,635,388)                3,644,126
   Net change in unrealized appreciations/depreciation on investments..         11,593,255               (11,989,550)
                                                                            --------------             -------------

   Net Increase (Decrease) in Net Assets resulting from operations.....         10,751,515                (6,896,800)
                                                                            --------------            --------------
Distributions to Common Stock Shareholders:

   Net investment income...............................................           (793,648)               (1,475,143)
   Net realized gain on investments....................................                 --                (4,760,629)
   Return of capital...................................................         (4,686,805)               (3,261,058)
                                                                           ---------------            --------------
   Total Distributions to Common Stock Shareholders....................         (5,480,453)               (9,496,830)
                                                                           ---------------            --------------
Trust Share Transactions:

   Net increase in net assets from common shares issued in rights offering              --                27,737,238
   Net increase in net assets from common shares issued upon
      reinvestment of dividends and distributions......................            870,263                 1,570,082
                                                                          ----------------            --------------

   Net Increase in Net Assets from Trust Share Transactions............            870,263                29,307,320
                                                                          ----------------             -------------

   Net Increase in Net Assets..........................................          6,141,325                12,913,690
                                                                           ---------------             -------------
Net Assets:

   Beginning of period.................................................         95,111,080                82,197,390
                                                                            --------------             -------------
   End of period.......................................................       $101,252,405              $ 95,111,080
                                                                            ==============              ============

                                  See accompanying notes to financial statements.

             NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization. The Gabelli Utility Trust (the "Utility Trust") is a closed-end, non-diversified management investment company organized as a Delaware business trust on February 25, 1999 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital and income. The Utility Trust had no operations prior to July 9, 1999, other than the sale of 10,000 shares of beneficial interest for $100,000 to The Gabelli Equity Trust Inc. (the "Equity Trust") at $10.00 per share. On July 9, 1999, the Utility Trust had a 4 for 3 stock split making the balance of Utility Trust shares held by the Equity Trust as 13,333. On July 9, 1999, the Equity Trust contributed $79,487,260 in cash and securities in exchange for shares of the Utility Trust, and on the same date distributed such shares to Equity Trust shareholders of record on July 1, 1999 at the rate of one share of the Utility Trust for every ten shares of the Equity Trust. Investment operations commenced on July 9, 1999.

Effective August 1, 2002, the Fund modified its non-fundamental investment policy (the "80% Policy") to increase, from 65% to 80%, the portion of its assets that it will invest, under normal market conditions, in common stocks and other securities of foreign and domestic companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations (the "Utility Industry").

The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with at least 60 days' notice of the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Utility Trust in the preparation of its financial statements.

   Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded in foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or markets. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price on that day. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

   Repurchase Agreements. The Utility Trust may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Utility Trust takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Utility Trust to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Utility Trust's holding period. The Utility Trust will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Utility Trust in each agreement. The Utility Trust will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Utility Trust may be delayed or limited.

   Securities Sold Short. A short sale involves selling a security which the Utility Trust does not own. The proceeds received for short sales are recorded as liabilities and the Utility Trust records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Utility Trust records a realized gain or loss when the short position is closed out. By entering into a short sale, the Utility Trust bears the market risk of an unfavorable change in the price of the

             NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

security sold short. Dividends on short sales are recorded as an expense by the Utility Trust on the ex-dividend date and interest expense is recorded on the accrual basis.

   Foreign Currency Translation. The books and records of the Utility Trust are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Utility Trust and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

   Securities Transactions and Investment Income. Securities transactions are accounted for as of the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

   Dividends and Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

   Provision for Income Taxes. The Utility Trust intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

   Dividends and interest from non-U.S. sources received by the Utility Trust are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Utility Trust intends to undertake any procedural steps required to claim the benefits of such treaties.

3. Agreements and Transactions with Affiliates. The Utility Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Utility Trust will pay the Adviser on the first business day of each month a fee for the previous month equal on an annual basis to 1.00% of the value of the Utility Trust's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Utility Trust's portfolio and oversees the administration of all aspects of the Utility Trust's business and affairs.

   During the six months ended June 30, 2003, Gabelli & Company, Inc. and its affiliates received $26,975 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Utility Trust.

   The cost of calculating the Trust's net asset value per share is a Trust expense pursuant to the Investment Advisory Agreement between the Trust and the Adviser. During the six months ended June 30, 2003, the Gabelli Utility Trust reimbursed the Adviser $17,400 in connection with the cost of computing the Trust's net asset value.

4. Portfolio Securities. Cost of purchases and proceeds from sales of securities, other than short-term securities, for the six months ended June 30, 2003 aggregated $13,736,614 and $2,710,040, respectively.

5. Capital. The Board of Trustees of the Utility Trust has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees may determine from time to time) from the net asset value of the shares. During the six months ended June 30, 2003, the Utility Trust did not repurchase any shares of beneficial interest in the open market.

   On May 22, 2002, the Utility Trust distributed one transferable right for each of the 11,294,893 common shares outstanding to shareholders of record on that date. Three rights were required to purchase one additional common share at the subscription price of $7.50 per share. The subscription period expired on June 27, 2002. The rights offering was fully subscribed resulting in the issuance of 3,764,965 common shares and proceeds of $28,237,239 to the Utility Trust, prior to the deduction of estimated expenses of $500,000. The net asset value per share of the Utility Trust common shareholders was enhanced by approximately $0.15 per share as a result of the issuance of shares above net asset value.

             NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

         Transactions in shares of beneficial interest were as follows:

                                                  Six Months Ended
                                                    June 30, 2003                    Year Ended
                                                     (Unaudited)                  December 31, 2002

                                             ---------------------------     ---------------------------
                                                Shares         Amount           Shares         Amount
                                             -------------  ------------     ------------   ------------
Shares issued in rights offering...........             --            --        3,764,965    $27,737,239
Shares issued upon reinvestment
   of dividends and distributions..........        102,243      $870,263          185,730      1,570,081
                                             -------------  ------------     ------------   ------------
Net increase...............................        102,243      $870,263        3,950,695    $29,307,320
                                             =============  ============     ============   ============

6. Industry Concentration. Because the Utility Trust primarily invests in common stocks and other securities of foreign and domestic companies in the Utility Industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

                                                                     APPENDIX A

                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa Securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         Bonds that are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS SERVICES

AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree. Principal and interest payments on bonds in this category are regarded as safe.

A Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

   Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

   In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to non-credit risks created by the terms of the obligations.

   "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

   "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                       ---------------------------------

                                     PART C

                               OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements

         Part A


         Financial highlights for a share outstanding throughout the periods ended June 30, 2003 (unaudited) and December 31, 2002, 2001, 2000 and 1999 (audited).

         Part B

Financial Statements (unaudited) for the fiscal period ended June 30, 2003(1)
        (i)     Portfolio of Investments as of June 30, 2003
        (ii)    Statement of Assets and Liabilities as of June 30, 2003
        (iii)   Statement of Operations for the period ended June 30, 2003
        (iv)    Statement of Changes in Net Assets for the period ended
                June 30, 2003
        (v) Financial highlights for a share outstanding throughout the periods ended June 30, 2003 and December 31, 2002, 2001, 2000 and 1999.
        (vi)    Notes to Financial Statements

        Financial Statements (audited) for the fiscal year 2002(1)
        (i)     Portfolio of Investments as of December 31, 2002
        (ii)    Statement of Assets and Liabilities as of December 31, 2002
        (iii)   Statement of Operations for the year ended December 31, 2002
        (iv) Statement of Changes in Net Assets for the year ended December 31, 2002
        (v) Financial highlights for a share outstanding throughout the periods 2002, 2001, 2000 and 1999. (vi) Notes to Financial Statements
        (vii)   Report of Independent Accountants

(2) Exhibits

         (a)    (i)    Amended and Restated Agreement and Declaration of Trust
                       of Registrant(2)
                (ii)   Statement of Preferences with respect to the
                       5.625% Series A Cumulative Preferred Shares(3)
                (iii)  Statement of Preferences with respect to the
                       Series B Auction Market Preferred Shares(3)

         (b)   Amended and Restated By-Laws of Registrant(2)
         (c)   Not applicable
         (d)   (i)    Form of Registrant's Common Share Certificate(2)
               (ii)   Form of Registrants' 5.625% Series A Cumulative
                      Preferred Share Certificate(2)
               (iii)  Form of Registrant's Series B Auction Market Preferred
                      Share Certificate(2)
               (iv)   Form of Subscription Certificate(3)
               (v)    Form of Notice of Guaranteed Delivery of Payment(3)
               (vi)   Form of Nominee Holder Oversubscription Certification(3)

               (vii) Form of Subscription, Distribution and Escrow Agency Agreement(3)
         (e)    Automatic Dividend Reinvestment and Voluntary Cash
                Purchase Plan of Registrant(2)
         (f)    Not applicable
         (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(2)
         (h)    Not applicable
         (i)    Not applicable
         (j)(1) Form of Custodian Contract between Registrant and Boston Safe Deposit and Trust Company (later assigned to State Street Bank & Trust Company)(2)
            (2) Form of Custodian Fee Schedule between Registrant and Boston
                Safe Deposit and Trust Company(2)
         (k) Form of Registrar, Transfer Agency and Service Agreement between Registrant and Equiserve Trust Company(2)

         (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(3)
         (m)    Not applicable
         (n)    (i)   Consent of PricewaterhouseCoopers LLP(3)
                (ii)  Powers of Attorney(2)
         (o)    Not applicable
         (p)    Not applicable
         (q)    Codes of Ethics of the Trust and the Advisor(2)

________________

(1) Incorporated by reference to the Fund's annual report filed on March 10, 2003.
(2)   Filed previously.
(3)   Filed herewith.


Item 25.  Marketing Arrangements

          Not Applicable


Item 26.  Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


SEC registration fees.............................................. $  6,182
New York Stock Exchange listing fee................................   68,625
Printing and engraving expenses ...................................   75,000
Auditing fees and expenses ........................................   10,000
Legal fees and expenses............................................  100,000
Blue Sky fees and expenses.........................................    5,000
Miscellaneous......................................................  221,479
         Total..................................................... $486,286

Item 27.  Persons Controlled by or Under Common Control with Registrant

         NONE

Item 28.  Number of Holders of Securities as of June 30, 2003


                                                                Number of Record
Title of Class                                                     Holders

Common Shares of Beneficial Interest, par value                    48,259
$.001 per share


Item 29.  Indemnification

         The response of this Item is incorporated by reference to the caption "Limitation of Officers' and Trustees Liability" in the Part B of this Registration Statement.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.



Item 30.  Business and Other Connections of Investment Adviser

         The Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 31.  Location of Accounts and Records


         The accounts and records of the Registrant are maintained in part at the office of the Adviser at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, State Street Bank & Trust Company, One Boston Place, Boston, Massachusetts 02108, at the offices of the Fund's Administrator, PFPC, Inc, 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and in part at the offices of EquiServe Trust Company, N.A., 150 Royall Street, Mail Stop 45-02-62, Canton, MA 02021.

Item 32.  Management Services

         Not applicable.

Item 33.  Undertakings

         o Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

        o         Not applicable.

        o         Not applicable.

        o         Not applicable.

         o Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

                  Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         o Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two Business Days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES


          As required by the Securities Act of 1933, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 13th day of August, 2003.


                              THE GABELLI UTILITY TRUST

                              By:  /s/ BRUCE N. ALPERT
                                   --------------------------------
                                   Bruce N. Alpert
                                   President

         As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




         Signature                            Title                             Date


          *                          Chief Investment Officer and              August 13, 2003
-------------------------            Trustee
Mario J. Gabelli


 /s/ BRUCE N. ALPERT                 President                                 August 13, 2003
------------------------
Bruce N. Alpert

           *                         Trustee                                   August 13, 2003
------------------------
Thomas E. Bratter

           *                         Trustee                                   August 13, 2003
------------------------
Anthony J. Colavita

           *                         Trustee                                   August 13, 2003
------------------------
James P. Conn

           *                         Trustee                                   August 13, 2003
------------------------
Vincent D. Enright

           *                         Trustee                                   August 13, 2003
------------------------
Frank J. Fahrenkopf, Jr.

           *                         Trustee                                   August 13, 2003
------------------------
John D. Gabelli

           *                         Trustee                                   August 13, 2003
------------------------
Robert J. Morrissey

           *                         Trustee                                   August 13, 2003
------------------------
Karl Otto Pohl

           *                         Trustee                                   August 13, 2003
------------------------
Anthony R. Pustorino



                                       5


         Signature                            Title                             Date


          *                          Trustee                                   August 13, 2003
------------------------
Salvatore J. Zizza


  /S/GUS A. COUTSOUROS               Vice President and Treasurer              August 13, 2003
----------------------
Gus A. Coutsouros


*By:  Bruce N. Alpert,
------------------------
    Attorney-in-Fact



                                 EXHIBIT INDEX


EXHIBIT NUMBER                     DESCRIPTION


EX-99(a)(ii)      Statement of Preferences for 5.62% Series A Cumulative
                  Preferred Shares

EX-99(a)(iii)     Statement of Preferences for Series B Auction Market
                  Preferred Shares

EX-99(d)(2)       Form of Subscription Certificate

EX-99(d)(3)       Form of Notice of Guaranteed Delivery of Payment

EX-99(d)(4)       Form of Nominee Holder Oversubscription Certificate

EX-99(d)(5)       Form of Subscription, Distribution and Escrow Agency Agreement

EX-99(l)          Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

EX-99(n)(1)       Consent of PricewaterhouseCoopers LLP


                                       7